United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Ultralife Corporation
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ULTRALIFE CORPORATION
2000 Technology Parkway
Newark, New York 14513

April 22, 2013

To Our Shareholders:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Ultralife Corporation on Tuesday, June 4, 2013 at 9:00 A.M. local time at the Westin Virginia Beach Town Center, 4535 Commerce Street, Virginia Beach, Virginia  23462.

This year, we are again providing our proxy materials over the Internet.  Accordingly, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our Proxy Statement and our 2012 Annual Report to Shareholders.  The Notice of Internet Availability of Proxy Materials contains instructions about how to access those documents and vote online.  The Notice of Internet Availability of Proxy Materials also contains instructions about how each of our shareholders can also receive a paper copy of our proxy materials, including the Proxy Statement, our 2012 Annual Report to Shareholders and a form of proxy card or voting instruction card.  By taking advantage of this distribution process, we will not only conserve natural resources, but we will also reduce our costs of printing and distributing proxy materials.

We look forward to a productive annual meeting.

Very truly yours, Michael D. Popielec President and Chief Executive Officer

ULTRALIFE CORPORATION
2000 Technology Parkway
Newark, New York 14513

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 4, 2013

Notice is hereby given that the 2013 Annual Meeting of Shareholders of Ultralife Corporation will be held on Tuesday, June 4, 2013 at 9:00 A.M. local time at the Westin Virginia Beach Town Center, 4535 Commerce Street, Virginia Beach, Virginia  23462 for the following purposes:

1.	to elect six directors for a term of one year and until their successors are duly elected and qualified;

2.	to ratify the selection of Bonadio & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.
to approve an amendment to our Amended and Restated 2004 Long-Term Incentive Plan, as amended (“Restated LTIP”), which does not change the total shares available but which does include an increase in the number of shares that can be issued pursuant to awards other than stock options and stock appreciation rights and an increase in the number of shares that may be awarded to an individual during a calendar year and which authorizes Restricted Stock Units;

4.
to ratify the grants of stock awards in excess of the previous 200,000-share limitation on the number of awards other than stock options and stock appreciation rights set forth in our Restated LTIP; and

5.	to transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record of our common stock, par value $.10 per share, at the close of business on April 12, 2013 are entitled to receive notice of, and to vote at and attend our Annual Meeting.  Your vote is important.  Whether or not you plan to attend our Annual Meeting, we hope that you will vote as soon as possible.  If you received only a Notice of Internet Availability of Proxy Materials by mail, you may vote your shares at the Internet site address listed on your Notice of Internet Availability.  You may also request a paper copy of our proxy materials by visiting the Internet site address listed on your Notice of Internet Availability, by calling the toll-free number or by sending an e-mail to the e-mail address listed on your Notice of Internet Availability.  If you received a paper copy of the proxy materials by mail, you may vote your shares by proxy by doing any one of the following: vote at the Internet site address listed on your proxy or voting instruction card; call the toll-free number listed on your proxy or voting instruction card; or sign, date and return in the pre-addressed envelope provided the enclosed proxy or voting instruction card.

By Order of the Board of Directors Bradford T. Whitmore Chair of the Board of Directors

Dated:  April 22, 2013

TABLE OF CONTENTS
Title

IMPORTANT

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, WE ENCOURAGE
YOU TO VOTE IN ANY OF THE MANNERS DESCRIBED IN THIS PROXY STATEMENT.
WE ALSO ENCOURAGE BENEFICIAL OWNERS TO FOLLOW THE INSTRUCTIONS PROVIDED BY YOUR BROKER REGARDING HOW TO VOTE. YOUR BROKER CANNOT VOTE YOUR SHARES FOR DIRECTOR NOMINEES OR PROPOSALS 3 AND 4 UNLESS YOU PROVIDE YOUR BROKER WITH VOTING INSTRUCTIONS.

ULTRALIFE CORPORATION
2000 Technology Parkway
Newark, New York 14513
(315) 332-7100

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 4, 2013

INFORMATION CONCERNING SOLICITATION AND VOTING

We are furnishing this proxy statement to our shareholders in connection with our Board of Directors’ solicitation of proxies for use at our 2013 Annual Meeting of Shareholders, which we refer to in this proxy statement as the Meeting, to be held on Tuesday, June 4, 2013, at 9:00 A.M. local time and at any adjournments thereof.  The Meeting will be held at the Westin Virginia Beach Town Center, 4535 Commerce Street, Virginia Beach, Virginia  23462.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, which we refer to in this proxy statement as the SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record, we are now furnishing proxy materials to our shareholders on the Internet.  If you received only a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request a copy.  Instead, the Notice of Internet Availability of Proxy Materials will instruct you how to access and review the proxy materials over the Internet.  The Notice of Internet Availability of Proxy Materials will also instruct you as to how you may submit your proxy over the Internet.  If you received only a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice of Internet Availability of Proxy Materials.

The Notice of Internet Availability of Proxy Materials is first being sent to our shareholders on or about April 22, 2013 and our proxy materials are first being made available to our shareholders on or about April 22, 2013.

You may vote by proxy or in person at the Meeting.  If you received only a Notice of Internet Availability of Proxy Materials by mail, you may vote your shares online by proxy at the Internet site address listed on your Notice of Internet Availability.  You may also request a paper copy of our proxy materials by visiting the Internet site address, calling the toll-free number or by sending an email to the email address listed on your Notice of Internet Availability of Proxy Materials, by calling the toll-free number or by sending an e-mail to the e-mail address listed on your Notice of Internet Availability.  If you received a paper copy of the proxy materials by mail, you may vote your shares by proxy by doing any one of the following: vote at the Internet site address listed on your proxy or voting instruction card; call the toll-free number listed on your proxy or voting instruction card; or mail your signed and dated proxy or voting instruction card to our tabulator in the self-addressed envelope provided.  Even if you plan to attend the Meeting in person, we recommend that you vote by proxy prior to the Meeting.  You can always change your vote as described below.

When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the shareholder’s directions.  If the proxy is signed, dated and returned without choices having been specified, the shares will be voted FOR the election of each director-nominee named therein and FOR the other proposals identified therein.

You may receive more than one Notice of Internet Availability of Proxy Materials or more than one paper copy of the proxy materials, including multiple paper copies of this proxy statement and multiple proxy or voting instruction cards, depending on how you hold your shares.  For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice of Internet Availability of Proxy Materials, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold your shares.  If you are a shareholder of record and your shares are registered in more than one name, you may receive more than one Notice of Internet Availability of Proxy Materials, more than one e-mail or more than one proxy card.  To vote all of your shares by proxy, you must vote at the Internet site address listed on your Notice of Internet Availability of Proxy Materials, proxy or voting instruction card; call the toll-free number listed on your proxy or voting instruction card; or sign, date and return each proxy card and voting instruction card that you receive.

If for any reason any of the nominees for election as directors become unavailable for election, discretionary authority may be exercised by the proxies to vote for substitute nominees proposed by our Board of Directors.  A shareholder has the right to revoke a previously granted proxy at any time before it is voted by filing with our Corporate Secretary a written notice of revocation, or a duly executed later-dated proxy, or by requesting return of the proxy at the Meeting and voting in person.

We will bear the cost of soliciting proxies.  In addition to the solicitation of proxies by use of the mails, some of our officers, directors and regular employees, without extra remuneration, may solicit proxies personally or by telephone, email or similar transmission.  We have not engaged a proxy solicitation firm, but we may decide to retain the services of a proxy solicitation firm if we believe it is appropriate under the circumstances.  We will reimburse record holders for expenses in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

Only shareholders of record at the close of business on April 12, 2013 are entitled to notice of, and to vote at, the Meeting.  As of April 12, 2013, there were 17,458,977 shares of our common stock, par value $.10 per share, issued and outstanding, each entitled to one vote per share at the Meeting.

 Quorum

A majority of the outstanding shares of our common stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business.  For purposes of determining whether a quorum is present, shareholders of record who are present at the Meeting in person or by proxy are considered to be present at the Meeting.

 Vote Required

The table below shows the vote required at the Meeting to approve each of the proposals described in this proxy statement, assuming the presence of a quorum:

Proposal		Vote Required

1.	Election of directors	Plurality of the shares present in person or by proxy at the Meeting and entitled to vote

2.	Ratification of the selection of Bonadio & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013	Majority of the shares present in person or by proxy at the Meeting and entitled to vote*

3.	Approval of an amendment to our Amended and Restated 2004 Long-Term Incentive Plan, as amended (“Restated LTIP”)	Majority of the shares present in person or by proxy at the Meeting and entitled to vote

4.	Ratification of grants of stock awards in excess of the Restated LTIP limitation of 200,000 shares	Majority of the shares present in person or by proxy at the Meeting and entitled to vote

*
The selection of Bonadio & Co., LLP is being presented to our shareholders for ratification.  The Audit and Finance Committee will consider the outcome of this vote when selecting our independent registered public accounting firm for subsequent fiscal years.

 Abstentions

Shares that abstain from voting on one or more proposals to be acted on at the Meeting are considered to be present for the purpose of determining whether a quorum exists.  Abstentions will have no effect on the election of directors; however, abstentions will have the effect of voting against the other proposals set forth in this proxy statement, because abstentions are deemed to be present and entitled to vote but do not count toward the affirmative vote required to approve the proposal.

 Broker Non-Votes

If you own your shares through a broker and do not provide your broker with specific voting instructions, your broker will have the discretion under the rules governing brokers who have record ownership of shares that they hold in street name for their clients to vote your shares on routine matters but not otherwise.  As a result, brokers may not vote shares they hold as nominee in their discretion in the election of directors or other non-routine matters.  As a result, your broker may exercise discretion to vote your shares only with respect to the ratification of the selection of our independent registered public accounting firm, because that is considered a routine matter.  If you want your broker-owned shares to be counted in the election of directors, and on Proposals 3 and 4, you must provide instructions to your broker on how to vote your shares.

A broker non-vote occurs when shares held by a broker are not voted on a non-routine proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary authority to vote the shares in the absence of such instructions.  Shares subject to broker non-votes are considered to be present for the purpose of determining whether a quorum exists and thus count towards satisfying the quorum requirement but are not counted for purposes of determining the number of shares entitled to vote on non-routine matters.  A broker non-vote will have no effect on the election of directors or on Proposals 3 and 4 since they are not counted for purposes of determining the number of shares entitled to vote.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board of Directors currently has eight directors, six of whom have been nominated to serve for an additional one-year term.  One of our other directors, Patricia C. Barron, is not standing for re-election as she is now 70 years old and will be retiring from service at the Meeting pursuant to our policy set forth in our Corporate Governance Principles.  Another director, James A. Croce, was not nominated by our Governance Committee to stand for election to our Board of Directors at the Meeting.  If elected, each director standing for election shall serve until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified.  The names of, and certain information with respect to, the persons nominated for election as directors are presented below.

Name	Age	Present Principal Occupation, Employment History and Expertise

Steven M. Anderson	56
Brigadier General (Ret.) Anderson has been a director since April 13, 2010.  General (Ret.) Anderson is currently Senior Vice President of Relyant, LLC, a service-disabled veteran-owned small business and global provider of solutions to complex projects.  Prior to joining Relyant, LLC in February 2011, General (Ret.) Anderson served as Chief Operating Officer for Synovision Solutions LLC, a service-disabled veteran-owned small business specializing in unique applications of emerging technology, many central to innovative energy solutions.  General (Ret.) Anderson, a career military officer who retired from active duty in November 2009, served for five years as a general officer in the US Army, including 15 months as the senior US and coalition logistician in Iraq in support of Operation Iraqi Freedom.  From 2004 to 2006, General (Ret.) Anderson served as the senior US logistician in Korea (Deputy C-4 for the United Nations Command/Combined Forces Command and J4, United States Forces Korea) and spearheaded the development of Camp Humphreys, the combined and US headquarters facility in Central Korea.  He served in various command positions including Commander, Division Support Command, 2nd Infantry Division, Korea (2000-02), and Commander, 725th Main Support Battalion, 25th Infantry Division (Light), Schofield Barracks, Hawaii (1995-97).  In his final military assignment, he served for two years on the Army Staff in the Pentagon as the Director, Operations and Logistics Readiness, Office of the Army Deputy Chief of Staff, G4 (logistics).  General (Ret.) Anderson is a 1978 graduate of the US Military Academy at West Point and earned a Masters of Science degree in Operations Research and Systems Analysis Engineering at the Naval Postgraduate School in 1987.  General (Ret.) Anderson has been nominated for re-election to our Board of Directors because of his familiarity with the US military.

Michael D. Popielec	51
Mr. Popielec was appointed as our President and Chief Executive Officer and as a director effective December 30, 2010.  Mr. Popielec has 25 years experience in growing domestic and international industrial businesses.  Prior to joining us, Mr. Popielec operated his own management consulting business in 2010 and was Group President, Applied Technologies in 2008 and 2009 and Group President, Diversified Components from 2005 to 2007 at Carlisle Companies, Inc., a $2.5 billion diversified global manufacturer.  Prior to that, from 2003 to 2005, he held various positions, including Chief

Name	Age	Present Principal Occupation, Employment History and Expertise

		Operating Officer, Americas, for Danka Business Systems, PLC. From 1985 to 2002, Mr. Popielec held positions of increasing responsibility at General Electric Company, most recently as a GE corporate officer and President and Chief Executive Officer of GE Power Controls, the European arm of GE Industrial Systems. Mr. Popielec has a B.S. in Mechanical Engineering from Michigan State University. Mr. Popielec has been nominated for re-election to our Board of Directors because of his operations expertise and his experience in growing domestic and international industrial businesses.

Thomas L. Saeli	56
Mr. Saeli has been a director since March 5, 2010.  Since March 2011, Mr. Saeli has served as the Chief Executive Officer and, since October 2011, as a director of JRB Enterprises, Inc., a manufacturer of commercial and industrial roofing systems.  Prior to that, Mr. Saeli was a business consultant to international corporate clients on matters involving business development strategies, consolidations, acquisitions and operations.  He previously served as Chief Executive Officer and a member of the Board of Directors of Noble International, Ltd., an auto supplier of engineered laser-welded steel blanks and roll-formed products, from March 2006 to April 13, 2009 when he resigned those positions.  Noble International, Ltd. filed for voluntary relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, Eastern District of Michigan on April 15, 2009.  From 1998 through 2006, Mr. Saeli served as Vice President of Corporate Development for Lear Corporation, an automotive supplier of seating, electronics and interior products, where he also served as Vice President of Mergers and Acquisitions.  Mr. Saeli also serves on the Boards of Directors of Advance Capital Management, a mutual fund, and The Oakwood Hospital System in Dearborn, Michigan.  Mr. Saeli has been nominated for re-election to our Board of Directors because of his manufacturing, corporate development, mergers and acquisitions and finance experience.  Mr. Saeli also qualifies as an audit committee financial expert.

Robert W. Shaw II	56
Mr. Shaw has been a director since June 8, 2010.  Mr. Shaw is currently the President of Hornblower Yachts, Inc., the largest dining and excursion boat operator in the United States, with over 50 vessels serving California and New York with the Hornblower, Alcatraz and Statue Cruises brands.  From 2007 to 2010, he was President of R.M. Thornton, Inc., a mechanical contracting company specializing in the Federal government and healthcare markets.  Prior to that, from 1995 to 2006, Mr. Shaw was Chief Executive Officer and Managing Partner at Odyssey Cruises/Premier Yachts, Inc., a leading U.S. dining and excursion boat operator, where he successfully led the company through a sale process to private equity firm ICV Capital Partners.  From 1989 to 1995, he served in Sodexho, S.A., one of the world’s largest contract services providers, as both President and Chief Executive Officer of Spirit Cruises, Inc., and Division President of The Seiler Corporation.  Mr. Shaw served in the US Marine Corps from 1978 to 1982 as an infantry Captain.  Mr. Shaw has consulted or

Name	Age	Present Principal Occupation, Employment History and Expertise

		served on a number of boards of advisors of various non-public organizations and he has been nominated for re-election to our Board of Directors because of his management expertise and experience as an executive officer.

Ranjit C. Singh	60
Mr. Singh has been a director since August 2000, and served as Chair of the Board of Directors from December 2001 to June 2007.  Mr. Singh is currently Chief Executive Officer of CSR Consulting Group, which provides business and technology consulting services.  He previously served as President and Chief Executive Officer of Aptara, Inc. (formerly known as Tech Books), a content outsourcing services company, from February 2003 until July 2008.  From February 2002 to February 2003, Mr. Singh served as President and Chief Executive Officer of Reliacast Inc., a video streaming software and services company.  Prior to that, he was President and Chief Operating Officer of ContentGuard, which develops and markets digital property rights software.  Before joining ContentGuard earlier in 2000, Mr. Singh worked for Xerox as a corporate Senior Vice President in various assignments related to software businesses.  Mr. Singh joined Xerox in 1997, having come from Citibank where he was Vice President of Global Distributed Computing.  Prior to that, he was a principal at two start-up companies and also held executive positions at Data General and Digital Equipment Corporation.  Mr. Singh has been nominated for re-election to our Board of Directors because of his experience with technology-based companies.

Bradford T. Whitmore	55
Mr. Whitmore has been a director since June 2007 and Chair of the Board of Directors since March 2010.  Since 1985, he has been the Managing Partner of Grace Brothers, Ltd., an investment firm which holds approximately 3% of the outstanding shares of our common stock.  In addition, Mr. Whitmore holds slightly less than 27% of the outstanding shares of our common stock.  Within the past five years, Mr. Whitmore has served as a director of several non-public companies and not-for-profit organizations.  Mr. Whitmore has been nominated for re-election to our Board of Directors because of his corporate development expertise.

Our Board of Directors has approved the above-named nominees for directors.  Our Board of Directors recommends a vote FOR all of these nominees. Unless otherwise directed on your proxy, your shares will be voted FOR the above-named nominees for directors.

CORPORATE GOVERNANCE

 General

Pursuant to the General Corporation Law of the State of Delaware, the state under which we were organized, and our By-laws, our business, property and affairs are managed by or under the direction of our Board of Directors.  Members of our Board of Directors are kept informed of company business through discussions with our President and Chief Executive Officer and other corporate officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Our Board of Directors has determined that all of our directors (other than Michael D. Popielec, who serves as our President and Chief Executive Officer) are “independent” for purposes of the listing standards of the Nasdaq Stock Market.  Our Board of Directors has also determined that the Chair of the Board of Directors should be an independent director.  We believe that the segregation of the roles of Board Chair and President and Chief Executive Officer ensures better overall governance of our company and provides meaningful checks and balances regarding our overall performance.  This structure allows our President and Chief Executive Officer to focus on our business while the Board Chair leads our Board of Directors in establishing corporate policy and complying with heightened regulatory scrutiny.

Our Board of Directors has four standing committees: an Audit and Finance Committee, a Governance Committee, a Compensation and Management Committee, and a Strategy and Corporate Development Committee.  During 2012, our Board of Directors held six meetings and the committees of our Board of Directors held a total of 22 meetings.  During 2012, Bradford T. Whitmore served as our Board Chair.  As Board Chair, Mr. Whitmore served as a non-voting ex-officio member of all of our Board committees.  Each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board; and (2) the total number of meetings held by all committees of the Board on which he or she served.

Our Board of Directors has adopted a charter for each of the four standing committees that addresses the composition and function of each committee and has also adopted Corporate Governance Principles that address the composition and function of the Board of Directors.  These charters and Corporate Governance Principles are available on our website at http://investor.ultralifecorporation.com under the subheading “Corporate Governance.”  Pursuant to our Corporate Governance Principles, it is our policy that directors retire from service at the annual meeting following a director’s 70th birthday.

Our Board of Directors has determined that all of the directors who serve on these committees are “independent” for purposes of the listing standards of the Nasdaq Stock Market, and that the members of the Audit and Finance Committee are also “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, which we refer to in this proxy statement as the Exchange Act.  Our Board of Directors based these determinations primarily on a review of the responses of the directors to questions regarding employment, compensation history, affiliations and family and other relationships, and on follow-up discussions.

 Committees of the Board of Directors

The composition and the functions of our four standing committees of our Board of Directors are set forth below.  Our Board of Directors will meet after the Meeting to appoint members of the committees and designate Chairs of those committees from among those individuals elected at the Meeting to serve on our Board of Directors until the 2014 annual meeting of shareholders.

Audit and Finance Committee

The current members of the Audit and Finance Committee are Thomas L. Saeli (Chair), Patricia C. Barron and Robert W. Shaw II.  This committee selects our independent registered public accounting firm, subject to ratification of our full Board of Directors, and has oversight responsibility for reviewing the scope and results of the independent registered public accounting firm’s annual examination of our financial statements and the quality and integrity of those financial statements.  Further, the committee reviews the qualifications and independence of the independent registered public accounting firm, and meets with our financial management, including our Internal Audit Manager, and the independent registered public accounting firm to review matters relating to internal accounting controls, our accounting practices and procedures and other matters relating to our financial condition.  The committee also reviews and monitors areas of financial risk that could have a material impact on our company.  The Audit and Finance Committee met nine times during 2012.

Our Board of Directors has determined that each of the members of the Audit and Finance Committee is “financially literate” in accordance with the listing standards of the Nasdaq Stock Market.  In addition, our Board of Directors has determined that Mr. Saeli qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

Governance Committee

The current members of the Governance Committee are Steven M. Anderson (Chair), Patricia C. Barron and Thomas L. Saeli.  This committee reviews the performance and compensation of our directors, makes recommendations to our Board of Directors for membership and committee assignments and for the compensation of our directors, and manages the annual evaluation of the performance of our President and Chief Executive Officer.  The Governance Committee met four times during 2012.

The Governance Committee identifies potential nominees for directors based on its own research for appropriate candidates as well as on recommendations received by directors or from shareholders as described below.  On occasion, the Governance Committee may retain an executive search firm to assist in the identification of potential director nominees.  The committee will also evaluate information provided by the National Association of Corporate Directors about prospective Board candidates.  The evaluation process and the factors considered in undertaking that evaluation are set forth under the caption “Shareholder Recommendations for Director Nominations” below.

The Governance Committee also has overall responsibility for assessing and managing our exposure to various risks.

Compensation and Management Committee

The current members of the Compensation and Management Committee are Ranjit C. Singh (Chair), Steven M. Anderson and James A. Croce.  The Compensation and Management Committee has general responsibility for determining the compensation of officers elected by our Board of Directors, granting stock options and restricted stock awards and otherwise administering our equity compensation plans, and approving and administering any other compensation plans or agreements.  Our Restated 2004 Long-Term Incentive Plan, as amended, which we refer to in this proxy statement as the Restated LTIP, is administered by the Compensation and Management Committee.  The Compensation and Management Committee met four times during 2012.

Strategy and Corporate Development Committee

The current members of the Strategy and Corporate Development Committee are Robert W. Shaw II (Chair), James A. Croce and Ranjit C. Singh.  The Strategy and Corporate Development Committee is responsible for working with management to develop corporate strategy and for identifying and evaluating acquisition opportunities.  The Strategy and Corporate Development Committee met five times during 2012.

 Shareholder Recommendations and Standards for Director Nominations

As noted above, the Governance Committee considers and establishes procedures regarding recommendations for nomination to our Board of Directors, including nominations submitted by shareholders.  Such recommendations, if any, should be sent to Corporate Secretary, Ultralife Corporation, 2000 Technology Parkway, Newark, New York 14513.  Any recommendations submitted to the Corporate Secretary should be in writing and should include any supporting material the shareholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director, if elected.  The Governance Committee evaluates all potential candidates in the same manner, regardless of the source of the recommendation.

Based on the information provided to the Governance Committee, it will make an initial determination whether to conduct a full evaluation of a candidate.  The Governance Committee considers the composition and size of the existing Board of Directors, along with other factors, in making its determination to conduct a full evaluation of a candidate.  As part of the full evaluation process, the Governance Committee may conduct interviews, obtain additional background information and conduct reference checks of candidates.  The Governance Committee may also ask the candidate to meet with management and other members of our Board of Directors.  In evaluating a candidate, our Board of Directors, with the assistance of the Governance Committee, takes into account a variety of factors as described in our Corporate Governance Principles, including the particular experience, attributes and skills that would qualify the candidate to serve as a director.  The criteria for selection to our Board of Directors include character and leadership skills, general business acumen and executive experience; and knowledge of strategy, finance, relations between business and government, internal business – all to ensure an active Board of Directors whose members work well together and possess the collective knowledge and expertise required.  Our Governance Committee reviews the qualifications of any candidate with those of its current directors to augment and complement the skill sets of our current Board members.  We believe that it is important for our Board of Directors to be comprised of individuals with diverse backgrounds, skills and experiences.  Although we do not have a formal diversity policy and identify qualified potential candidates without regard to any particular classification, we believe that the breadth of experience and qualifications of our Board members promotes Board diversity.

 Annual Meeting Attendance

Our policy is that all of the directors, absent special circumstances, should attend our Annual Meeting of Shareholders.  A regular meeting of the Board of Directors is typically scheduled in conjunction with the Annual Meeting of Shareholders.  All directors but one attended last year’s Annual Meeting of Shareholders.

 Executive Sessions

Our Corporate Governance Principles require our Board of Directors to meet in executive session regularly by requiring our independent directors to have at least four regularly-scheduled meetings per year without management present.  Our Board of Directors met in executive session four times during 2012.  In addition, our standing committees meet in executive session on a regular basis.

 Communicating with the Board of Directors

Shareholders interested in communicating directly with our Board of Directors as a group or individually may do so in writing to our Corporate Secretary, Ultralife Corporation, 2000 Technology Parkway, Newark, New York 14513.  The Corporate Secretary will review all such correspondence and forward to our Board of Directors a summary of that correspondence and copies of any correspondence that, in his opinion, deals with the functions of the Board of Directors or that he otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by us that is addressed to members of the Board of Directors and request copies of any such correspondence.  Any concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Audit and Finance Committee and handled in accordance with the procedures established by the Audit and Finance Committee with respect to such matters.

 Code of Ethics

We have a Code of Ethics applicable to all employees, including our Principal Executive Officer and our Principal Financial Officer (who is also our Principal Accounting Officer), and, to the extent it applies to their activities, all members of our Board of Directors.  Our Code of Ethics incorporates the elements of a code of ethics specified in Item 406 of Regulation S-K and also complies with the Nasdaq Stock Market requirements for a code of conduct. Shareholders can find a link to this Code of Ethics on our website at http://investor.ultralifecorporation.com under the subheading “Corporate Governance.”  We intend to post amendments to or waivers (whether expressed or implied) from the Code of Ethics (to the extent applicable to our Principal Executive Officer or Principal Financial Officer) at the same location on our website as the Code of Ethics.

Our Code of Ethics emphasizes our commitment to conducting business in a legal and ethical manner and encourages prompt and confidential reporting of any suspected violations of law or the Code of Ethics.  As part of our Code of Ethics, directors and employees are expected to make business decisions and to take actions based upon the best interests of our company and not based upon personal relationships or benefits.  Any potential conflict of interest, and any transaction or relationship involving our officers or directors that could give rise to a conflict of interest, must be reviewed and resolved by our Governance Committee.

 Related Party Transactions

We have adopted written policies and procedures for the review and approval or ratification of any “related party transaction,” defined by us as any transaction, or proposed transaction, in excess of $120,000 between us and any of our executive officers, directors or director nominees.   The policy provides that each related party transaction must be reviewed by our Audit and Finance Committee.   The committee reviews the relevant facts and circumstances of the transaction, including if the transaction is on terms comparable to those that could be obtained in arms-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics, and either recommends that the Board of Directors approve or disapprove the related party transaction.  We will disclose all required related party transactions in our filings with the SEC.  To our knowledge, no reportable transaction existed during 2012, and there are currently no such proposed transactions.

 Risk Management

Our management team is responsible for assessing and managing our exposure to various risks.  We have an enterprise risk management process to identify, assess and manage the most significant risks facing our company.  Our Governance Committee has general responsibility to review management’s risk management process, including the policies and guidelines used by management to identify, assess and manage our exposure to risk.  Our Audit and Finance Committee has oversight responsibility for financial risks and other risks that could have a material impact on our company.  Our management reviews these financial risks with our Audit and Finance Committee regularly and reviews the risk management process, as it affects financial risks, with our Audit and Finance Committee on an on-going basis.

DIRECTOR COMPENSATION

We use a combination of cash compensation and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors.  Our practice is to resurvey our peer group companies every two to three years to ascertain whether our overall director compensation is appropriate and balanced.  If we perceive that there has been a major change in our company or the market, we may conduct a more frequent survey.  In setting director compensation, we consider the amount of time that directors spend fulfilling their duties to us, the skill-level required by members of our Board of Directors, and, based on an independent review by our external compensation consultant and other publicly available director compensation data, the compensation paid to directors in similar sized organizations in our industry.  Our program remains designed to deliver annual director compensation at approximately the median of companies in similar industries and of similar size.  As our directors are elected annually in June of each year, our annual director compensation period runs from July 1 to June 30.

 Director Cash Compensation

Each non-employee director receives an annual cash retainer of $20,000, except for the Board Chair, who receives an annual cash retainer of $28,000. In addition, each director who is a member of a Board committee receives an additional cash retainer for such committee service as summarized in the tables below.

For the Period July 1, 2011 to June 30, 2012

	Annual Retainer for Committee Members	Annual Retainer for Committee Chair
Audit and Finance Committee	$6,750	$16,750
Compensation and Management Committee	$5,250	$13,250
Governance Committee	$4,500	$9,500
Strategy and Corporate Development Committee	$4,500	$9,500

For the Period July 1, 2012 to June 30, 2013

	Annual Retainer for Committee Members	Annual Retainer for Committee Chair
Audit and Finance Committee	$6,750	$16,750
Compensation and Management Committee	$5,250	$13,250
Governance Committee	$4,500	$9,500
Strategy and Corporate Development Committee	$5,250	$13,250

Annual retainers for both committee members and committee chairs are paid quarterly in cash. For Board and committee service during the fiscal year ended December 31, 2012, we paid our directors an aggregate $241,640.

In addition, as described below, we decided that for the quarterly stock payments due directors on February 15, 2013 and May 15, 2013, we would pay our directors in cash rather than in shares of our common stock.  For each director other than the Board Chair, this would mean an additional $20,000 of cash compensation in lieu of shares of common stock valued at $20,000, and for the Board Chair an additional $33,000 of cash compensation in lieu of shares of common stock valued at $33,000.

 Directors’ Stock-Based Incentive Compensation

Our equity compensation program for directors provides each director with an annual award of shares of our common stock without any restrictions.  The aggregate value of the award for each non-

employee director is $40,000 and the aggregate value of the award for the Board Chair is $66,000.  Our directors are elected annually in June of each year.  Accordingly, these grants of common stock to our current directors were scheduled for four equal installments on August 15, 2012, November 15, 2012, February 15, 2013 and May 15, 2013.  In order to receive an installment of common stock, a director must be a current member of our Board of Directors on the scheduled installment payment date.  To determine the number of shares of common stock to award based on this valuation, the value of each quarterly award, which is $10,000 for each director other than the Board Chair and $16,500 for the Board Chair, is divided by the volume weighted average price (“VWAP”) of the common stock on the grant date of the award.  On August 15, 2012, each incumbent non-employee director received 3,178 shares of common stock and the Board Chair received an additional 2,065 shares of common stock.  On November 15, 2012, each incumbent non-employee director received 3,367 shares of common stock and the Board Chair received an additional 2,189 shares of common stock.

Recently we discovered that we had inadvertently issued stock awards to our independent directors in excess of the 200,000-share limitation under our Restated LTIP on the number of shares of our common stock that may be used for awards other than stock options or stock appreciation rights (the “Limitation’).  The issuances of shares of our common stock in excess of the Limitation (the “Excess Shares”) occurred during 2010 and after and were disclosed and were properly accounted for in our periodic reports and proxy statements filed with the SEC.  We issued a total of 179,512 Excess Shares to our independent directors in the form of outright stock grants or restricted stock awards as part of their annual retainers.  Since the Excess Shares were issued in excess of the Limitation, they were not issued pursuant to the Restated LTIP and hence the issuances of the Excess Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”) by our Form S-8 registration statement for the Restated LTIP.  Although the issuances of the Excess Shares were not registered under the Securities Act, the issuances of the Excess Shares qualified for an exemption under Section 4(2) of the Securities Act.  The issuances of the Excess Shares were exempt from registration under Section 4(2) of the Securities Act because those issuances did not involve a “public offering,” as defined in Section 4(2) of the Securities Act due to the small number of persons involved in the transaction, the size of the offering, the manner of the offering, the number of Excess Shares offered, the financial sophistication of our directors and their access to our financial information.  Because of the Excess Shares issue, we chose not to issue any additional shares of our common stock to our non-employee directors and accordingly paid our non-employee directors cash on February 15, 2013 and will pay them cash on May 15, 2013.  This cash compensation is $10,000 per quarter for each director other than the Board Chair and $16,500 per quarter for the Board Chair.  We are submitting to our shareholders a proposal to amend our Restated LTIP to, among other things, increase the Limitation from 200,000 to 800,000 shares (see Proposal 3) and a separate proposal to ratify the grant of the Excess Shares (See Proposal 4).

Our directors also have stock ownership guidelines which require them to hold 2,000 shares.  Directors have two years to achieve the required ownership.  Furthermore, until the required stock ownership guidelines are met, directors are required to hold at least 50% of all vested after-tax shares and 50% of shares received on exercise of stock options. Currently, all of our non-employee directors meet the stock ownership guidelines.

 Director Compensation for 2012

The table below summarizes the compensation paid by us to our non-employee directors for their service during the fiscal year ended December 31, 2012.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Total ($)
Steven M. Anderson	32,252	40,003	72,255
Patricia C. Barron	33,752	40,003	73,755

James A. Croce	30,128	40,003	70,131
Thomas L. Saeli	41,252	40,003	81,255
Robert W. Shaw II	38,128	40,003	78,131
Ranjit C. Singh	38,128	40,003	78,131
Bradford T. Whitmore	28,000	66,004	94,004

(1)	Michael D. Popielec is ineligible to receive compensation for his service as a director because he is also an employee, serving as our President and Chief Executive Officer.

(2)
The amounts set forth in this column reflect the aggregate grant date fair value of stock awards granted during 2012.  The Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“ASC 718”) (formerly, Statement of Financial Accounting Standards No. 123R, Share-Based Payment), requires us to recognize compensation expense for stock options and other stock-related awards granted to our employees and directors based on the estimated fair value of the equity awards at the time of grant.  The compensation expense for such awards is expensed at the time of grant.  There was no stock option expense in 2012 for directors’ options since no stock options were granted to directors during 2012.  The assumptions used to determine the valuation of the awards are discussed in Note 7 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(3)	The aggregate number of director stock options outstanding at December 31, 2012 were as follows:

Name	Stock Options
Steven M. Anderson	-
Patricia C. Barron	6,000
James A. Croce	-
Thomas L. Saeli	-
Robert W. Shaw II	-
Ranjit C. Singh	10,000
Bradford T. Whitmore	-

EXECUTIVE COMPENSATION

 Compensation Overview

We are currently for the first time considered a “smaller reporting company” for purposes of the SEC’s executive compensation and other disclosures.  As such, we have opted to take advantage of the scaled disclosure requirements afforded to smaller reporting companies and, as a result, have provided more limited (or, in some cases, eliminated) disclosures that we have provided in prior years’ proxy statements.  The executive compensation disclosures that follow comply with the SEC’s executive compensation disclosure rules for smaller reporting companies and therefore are generally more narrow in scope than the executive compensation disclosures and Compensation Discussion and Analysis that we have included in prior proxy statements.

Introduction

This proxy statement provides information about the compensation programs for those individuals we have identified as our Named Executive Officers for 2012 in accordance with the executive compensation disclosure rules and regulations of the SEC for smaller reporting companies. This proxy includes our compensation philosophy and the objectives of our executive rewards program, descriptions of each of the key elements of our executive rewards program and the basis for the compensation decisions we made during 2012.

Our Named Executive Officers for 2012 are:

• Michael D. Popielec, President and Chief Executive Officer

• Philip A. Fain, Chief Financial Officer and Treasurer

• Peter F. Comerford, Vice President of Administration, Secretary and General Counsel

Compensation Overview

We engaged an independent executive compensation consulting firm, Grahall & Associates, to work with senior management and the Committee to establish an executive total rewards strategy, which was implemented in 2012. Grahall & Associates looked at the competitiveness of our pay practices by making peer group comparisons.  They augmented the core peer group that we had used in the past with several additional organizations as some of the organizations in our original peer group had been lost to mergers and acquisitions.  In addition to the core peer group analysis, they also provided analysis on a large sample of general technology organizations.  Grahall presented several different potential reward strategies to the Committee for consideration.

The basic premise of Grahall’s proposal was that the compensation must be tied to the overall business strategy and the program that is needed for today will more than likely not be the same program needed three years from now, again focusing on the business strategy.  The program that has been implemented is a transition model.  This new program more effectively allocates the scarce resources that we have across competing needs than does our previous program.  It recognizes that when resources are tight, resource allocation needs to be more surgical in nature.  This structure is designed to increase our capability to recruit for key competitive advantage positions motivate core executives to reposition our company and promote the retention of high performers who can impact our business going forward.

Our executive rewards philosophy is designed by our Compensation and Management Committee, referred to in this Executive Compensation section of our proxy statement as the Committee, to align the interests of our Named Executive Officers with those of our shareholders by rewarding performance that enhances the long-term objective of increasing shareholder value, significantly grows the business, and executes our business strategy.  Our executive rewards program is designed to motivate our executives, including our Named Executive Officers, to achieve strong financial, operational and strategic performance and to provide a link between the amounts earned by our executives and the creation of shareholder value.  The Committee establishes specific annual, long-term and strategic goals and rewards Named Executive Officers for performance that meets or exceeds those goals.  In addition, we expect our Named Executive Officers to work to these objectives while maintaining the highest ethical standards.

The key components of our executive rewards program for our Named Executive Officers are base salary, annual short-term incentive plan (“STIP”) and long-term incentive plan (“LTIP”), combined with health and welfare benefits, retirement benefits and limited perquisites and other benefits.  We seek to ensure that total executive compensation is aligned with corporate performance and the creation of shareholder value by emphasizing variable compensation that is at risk, subject to the achievement of corporate and individual performance goals.

We design our executive rewards program to attract, retain and motivate talented individuals, and to incentivize them to achieve our business strategy with strong financial, operational and strategic performance.  In particular:

•
Our goal for 2012 was to have our total rewards package reflect the value of the job not only in the marketplace but within the organization based on the ability of the executive to drive the success of our business strategy and leverage our future growth.  In reviewing market data, we looked not only at our peer group data but also at a group of technology-based organizations, recognizing that in order to attract and retain a skilled work force, we must remain competitive with the pay of other employers who compete with us for talent.

•
Our executive rewards program is also designed to support our pay-for-performance philosophy by aligning compensation with executing long-term business strategies (LTIP) and achieving near-term financial and operational targets (STIP).  We base compensation decisions on a combination of the criticality of the position in the achievement of our business strategy, individual performance and corporate performance.  Generally, as an individual’s level of responsibility increases, so does the amount of variable compensation that is at risk and that depends on achievement of such goals.

•
We develop and administer our executive rewards program to foster the long-term focus required for success in our industry, but we also work to achieve an appropriate balance between short-term and long-term compensation in order to adequately motivate our executives.

To this end, the Committee reviews our executive total rewards program annually to assess if we are achieving our business strategy and if we are able to attract and retain talented executives, and to ensure that the total compensation paid to our executives, including our Named Executive Officers, is reasonable, competitive and  performance-based.  The Committee also ensures that our total compensation is linked to our ability to meet our annual financial and non-financial goals and, longer term, to drive strong levels of shareholder return. Our President & CEO makes recommendations with respect to the awards of the other executive officers, and the Committee determines the actual awards of the executive officers, including the President & CEO.

Our fiscal 2012 financial performance, along with the individual performance of our Named Executive Officers, served as key factors in making compensation decisions for 2012, including the following:

•
Our 2012 Named Executive Officer STIP is aligned directly to an annual corporate financial target in line with our pay-for-performance philosophy.  For 2012, corporate operating profit from continuing operations, and corporate revenue were the key metrics for our Named Executive Officer annual cash incentive awards under the STIP. Corporate operating profit of $15 million comprised 90% of the STIP weighting and Corporate revenue of $163.4 million comprised the remaining 10% of the STIP weighting.  The threshold level of performance with respect to each of these metrics was not met in 2012.  Therefore, no short-term annual cash incentive awards were paid to our Named Executive Officers for 2012.

•
Long-term equity incentive compensation continues to make up a significant portion of the compensation for each of our Named Executive Officers.  During December 2011 (for the 2012 compensation year) and during 2012, long-term equity incentive compensation was granted solely in the form of stock options, as the Committee believed that stock options presented the best incentive to our Named Executive Officers to act in a manner designed to improve our market value by rewarding them only if our market value increases over the term of the stock option.  Awards were determined individually and were based on the criticality of the position and the Named Executive Officer’s ability to initiate positive change and to be highly focused and leveraged on our future growth.

 Base Salary

Our President & CEO reviews the performance of the other Named Executive Officers and then recommends base salary adjustments, if any, to the Committee.  In turn, the Committee independently reviews, adjusts where appropriate and approves the base salary adjustments, if any, based upon the subjective discretion of the Committee.  In our Board’s executive session, the Committee reviews and recommends to the full Board any base salary adjustment for our President & CEO.  If changes to base salaries are recommended and approved, the changes in the base salary are made based on a date range of anywhere from 12 to 15 months since the date of the last increase based upon an executive’s performance.

The Committee typically reviews base salary levels from the core peer group and the technology peer group on an annual basis.  The Committee has endeavored to better align executive salaries with the market, moving them between the 25th and  the 50th percentile of our peer group, since base salaries for our executive officers have traditionally been significantly below market norms for comparable companies.  In addition to looking at the peer group data, salaries for our Named Executive Officers are determined based upon the following factors:

•	Individual performance

•	Impact of position on achievement of the business strategy

•	Company performance

•	Job responsibilities, including any significant change in responsibilities

•	Experience

•	Retention

In May 2012, the Committee recommended to the Board and the Board subsequently approved a base salary increase to Mr. Popielec in the amount of 3% ($450,000 to $463,500).

In March 2012, the Committee approved base salary increases to Messrs. Fain and Comerford of 4.0% ($250,000 to $260,000) and ($231,000 to $240,240), respectively.  The merit increases were approved by the Committee based on Company and individual performance and also in consideration of the fact that both were positioned well below the 50th percentile of our peer group.  Following their respective increases in base salary, Messrs. Fain and Comerford’s base salaries still remain below the 50th percentile of our peer group.  Other than these adjustments, no changes were made to the base salaries of our Named Executive Officers during 2012.

 Short-Term Incentive Plan 2012

Typically, we establish a short-term incentive plan each fiscal year, which provides the Named Executive Officers an opportunity to receive an annual cash payment in addition to their base salaries.  The short-term incentive plan is designed to place “at risk” a significant portion of the annual total cash compensation of the Named Executive Officers by linking the amount of compensation that can be achieved under the plan with our financial performance.  We believe that the STIP is a key component of maintaining a competitive executive compensation program because it motivates our Named Executive Officers to achieve our short-term financial and strategic objectives while making progress towards our longer term growth.  Based on our new Total Rewards Strategy those Named Executive Officers and other executives who had the opportunity for an immediate short term impact on the business and were instrumental in driving our operating results had more of their pay at risk in the STIP.   These individuals also were tasked with balancing short term results and decisions with creating long term value.

President & CEO

Mr. Popielec was eligible to receive an annual cash bonus outside of the 2012 Executive STIP if we exceeded certain performance metrics that were to be agreed upon no later than January 31, 2012.  In 2012, Mr. Popielec’s bonus was based on delivering 2012 operating profit and corporate revenue goals.  His target bonus amount was 75% of his base salary or $337,500.  The STIP was structured such that  90% of the weighting would be based on operating profit and 10% on corporate revenue.  Bonus payout ranges were from 0% to 150% of the target bonus amount based on the satisfaction of one or more the bonus plan metrics.  Satisfaction of less than 75% of either or both of the bonus plan metrics would result in no bonus being paid.  Satisfaction of 75% up to 100% of  either or both the bonus plan metrics would in result in bonus ranges from 50% to 100% of the target bonus.  Satisfaction of 100% to 125% of either or both of the bonus plan metrics would result in bonus ranges from 100% to 150% of target bonus.  The target bonus of $337,500 would be paid if operating profit was  equal to or greater than $15 million and corporate revenue was  $163.4 million.  Due to our financial performance in 2012, no STIP or bonus was paid to our President & CEO.

Other Named Executive Officers

Initially, based on the recommendation from the President & CEO, the Committee establishes threshold, commitment and maximum bonus levels for each Named Executive Officer, which is expressed as a percentage of his base salary.  The percentages are determined by the position of the Named Executive Officers within the organization and based upon the review of peer data. In 2012, the target for Mr. Fain was 45% of base salary and the target for Mr. Comerford was 35% of base salary.  The threshold level for 2012 is the minimum level of performance required before any amount would be earned under the STIP, which is 75% of the Company performance targets of operating profit and corporate revenue.  The Committee also establishes a maximum bonus level under the STIP.  For 2012, that maximum bonus level was 150% of the target bonus level.

Generally, the Committee sets the target bonus level such that, assuming achievement of the corporate financial metrics, the combined base salary and annual STIP opportunity for our Named Executive Officers will be at or near the 50th percentile for comparable executives at the companies in our peer group.

In setting the 2012 executive compensation, the President and CEO recommended and the Committee approved that all Named Executive Officers would have their STIP based on our operating profit and corporate revenue goals.  The STIP potential for 2012 was based on a percentage of the Named Executive Officer’s salary based on using a surgical approach in which not every Named Executive Officer’s percentage of participation in the plan was the same.  The two metrics used for computation of the 2012 bonus for the Named Executive Officers were company operating profit and corporate revenue, with 90% of the weighting of the bonus based on 2012 operating profit commitment of $15 million and 10% of the weighting of the bonus based on 2012 corporate revenue commitment of $163.4 million.

Satisfaction of less than 75% of the bonus plan metrics of operating profit commitment or corporate revenue commitment resulted in no bonus being paid for that metric.  Satisfaction of 75% to 100% of the bonus plan metrics of operating profit commitment or corporate revenue commitment would result in a bonus range payout from 50% to 100% of the target bonus for that metric.  Payout of 100% of the target bonus under the plan would be achieved by meeting the targeted operating profit and corporate revenue commitments.  Satisfaction of over 100% to 125% of the bonus plan metrics of operating profit or corporate revenue commitment would result in a bonus range payout of 100% to 150% of the target bonus for that metric.  Named Executive Officers were eligible for a partial payment under the plan if one of the two metrics was achieved.  Payout under the plan is capped at 150% of the target bonus.  While the decisions to make STIP payouts as well as the amounts earned under the STIP are made at the sole discretion of the Committee, in making such determinations, the Committee relies on the recommendations from our President & CEO for all other Named Executive Officers.  Due to our financial performance in 2012, no STIP or bonus was paid to any of the Named Executive Officers.

 Long-Term Incentive Compensation

Long-Term Equity Incentive Compensation – Named Executive Officers other than our President & CEO

We use equity awards to motivate our Named Executive Officers to increase the long-term value of our common stock and, thereby, align the interests of our Named Executive Officers with those of our shareholders.  Long-term equity incentive awards are intended to further our success by ensuring that sustainable value creation is a key factor in our Named Executive Officers’ management of the business and to help retain executives over time.

Long-term equity incentive compensation may consist of equity such as awards of stock options, performance vested restricted shares and time vested restricted shares that vest over a multi-year period.  This design approach helps align the interests of our Named Executive Officers with those of our shareholders in seeing long-term increases in the value of equity instruments.  We use stock options as one of our long-term incentives because, in addition to providing our executive officers with the opportunity to develop a stock ownership stake in our company, they result in compensation only to the extent that the market price of our common stock increases over the term of the stock option.

The size and form of these equity awards was determined by the Committee with recommendations from the President & CEO for the other Named Executive Officers.  Based on our total rewards strategy, in late 2011 and early 2012 the President and CEO recommended larger equity awards for our other Named Executive Officers as they were highly focused and leveraged on the growth of the organization and meeting the organization’s strategic plan.

In December 2011 (for plan year 2012) and in January 2012, the Committee recommended to the Board and the Board approved the granting of options to purchase shares of our common stock under our Restated LTIP to certain Named Executive Officers.  In December 2011, Mr. Fain received an option to acquire 50,000 shares at an exercise price of $4.42 per share, with a seven-year term and vesting over a three-year period in equal installments, and Mr. Comerford received an option to purchase 26,000 shares at an exercise price of $4.42 per share, with a seven-year term and vesting over a three-year period in equal installments.  In January 2012, Mr. Fain received an additional option to purchase 20,000 shares at an exercise price of $3.98 per share, with a seven-year term and vesting over a three-year period in equal installments.  These grants were issued in accordance with our 2012 executive total rewards strategy.  The determination of who receives long-term incentive awards and how many awards they receive is based on the criticality of their role, their performance, their potential and their ability to drive our long-term business strategy.

Long-Term Equity Incentive Compensation – President & CEO

Long-term equity incentive compensation is a significant component of Mr. Popielec’s compensation package.  Under his employment agreement, Mr. Popielec received the following options to purchase shares of our common stock:

Date of Grant	Number of Shares	Exercise Price	Vesting Schedule

December 30, 2010	50,000	$6.4218	Twenty five percent of the shares will vest on each of the four anniversaries of the date of grant.

January 3, 2011	50,000	$6.5820	Twenty five percent of the shares will vest on each of December 30, 2011, December 30, 2012, December 30, 2013 and December 30, 2014.

In addition, Mr. Popielec received three additional stock options, each of which was conditioned upon shareholder approval of our Restated LTIP at our 2011 annual meeting.  This approval was obtained at our 2011 annual meeting, which was held in June 2011.  As detailed below, most of these stock options were granted with an exercise price substantially above the grant date fair market value of our common stock.

Date of Grant	Number of Shares	Exercise Price	Vesting Schedule

December 30, 2010	250,000	$6.4218	Twenty five percent of the shares will vest on each of the four anniversaries of the date of grant.

December 30, 2010	200,000	$10.00
Vesting begins on the date the stock first reaches a closing price equal to the exercise price for 15 trading days in a 30 trading-day period, with such vesting in equal amounts over the four anniversary dates of that date.

December 30, 2010	200,000	$15.00
Vesting begins on the date the stock first reaches a closing price equal to the exercise price for 15 trading days in a 30 trading-day period, with such vesting in equal amounts over the four anniversary dates of that date.

Retirement Benefits

We provide to all active employees a tax-qualified 401(k) plan that provides for both employer and employee contributions.  Employees may defer annually to the plan up to the IRS limits.  We provide a company match of 50% of an employee’s deferrals, up to a maximum of 4% of the employee’s annual salary.

 Perquisites and Other Personal Benefits

We provide our Named Executive Officers with perquisites and other personal benefits that we and the Committee believes are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions.  The Committee periodically reviews the levels of perquisites and other personal benefits provided to our Named Executive Officers.

The aggregate incremental costs of the personal benefits provided to our Named Executive are included in the “All Other Compensation” column of the 2011 Summary Compensation Table.

Other 2012 Compensation Actions

Relocation Benefits – President & CEO

Under his employment agreement, Mr. Popielec was also entitled to the following relocation benefits:

•
Payment of all actual reasonable current house sale/closing costs, including deed preparation, tax stamps, reasonable attorneys’ fees, real estate transfer taxes and real estate commissions incurred in 2012.

Stock Ownership and Retention Guidelines for 2012

In order to better align the interests of executive officers and shareholders, several years ago the Committee implemented stock ownership and retention guidelines for executive officers.  The stock ownership requirements for executive officers are as follows:

President & CEO	1.00 times salary
Chief Financial Officer	0.50 times salary
Other Executive Officers	0.33 times salary

For 2012, the Committee established the presumed share price at $4.88 per share, which was based on the volume weighted average price of our common stock for the two-year period ended December 31, 2011.  Each year the Committee will establish a new presumed share price for the following year based on the volume weighted average price of our common stock for the preceding two-year period.  Executive officers have three years to achieve the required holdings, which are based on the presumed share price.  Additionally, there are shareholding requirements which require that until the share ownership guidelines are met, executive officers must hold at least 50% of all vested restricted share grants (on an after tax basis) and 50% of shares received on exercise of stock options.  Shares owned by an executive, as well as shares underlying awards of stock options and restricted stock count towards the executive’s goal.  All Named Executive Officers have either met or are on target to meet their applicable stock ownership guidelines.

The Committee is currently reviewing the Named Executive Officer Stock Ownership Guidelines for 2013 to ensure that best practices are being used.

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals.  We believe that compensation paid under the executive compensation plans is fully deductible for federal income tax purposes.  However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executive officers.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, we began accounting for stock-based payments, including stock options and restricted stock awards, in accordance with the requirements of SFAS 123(R), now referred to as ASC 718.

 2012 Summary Compensation Table

The following table sets forth information concerning the compensation awarded to, paid to or earned by the Named Executive Officers for all services in all capacities to us and our subsidiaries during 2011 and 2012:

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)

Michael D. Popielec	2012	459,265	-	158,996	618,261
President and Chief	2011	436,611	1,413,316	15,407	1,865,334
Executive Officer

Philip A. Fain	2012	256,801	37,418	10,892	305,111
Chief Financial Officer	2011	249,608	101,492	15,711	366,811
and Treasurer

Peter F. Comerford	2012	236,535	-	8,064	244,599
Vice President of	2011	228,717	52,775	11,500	292,992
Administration, Secretary and General Counsel

(1)
The amounts reported in the Option Awards column represent the grant date fair value of stock option awards granted pursuant to our shareholder-approved Restated LTIP calculated in accordance with ASC 718.  See Note 7 to our audited financial statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2011 and 2012 for the assumptions we used in valuing and expensing these stock options in accordance with ASC 718.

(2)
Mr. Popielec’s 2011 stock option awards consist of stock options that were part of his compensation package that was approved by the Board of Directors in connection with the execution of his employment agreement, which was effective on December 30, 2010. Other than the two stock options for 50,000 shares each that were granted to Mr. Popielec on December 30, 2010 and January 3, 2011, the remaining stock options granted to Mr. Popielec in connection with his employment agreement were conditioned on shareholder approval of our Restated LTIP, which was approved at our annual meeting of shareholders on June 7, 2011.

(3)	All Other Compensation for 2012 consists of the following:

	401(k) Plan Employer Match ($)	Other Benefits (a) ($)	Total ($)

Michael D. Popielec	4,893	154,103	158,996
Philip A. Fain	5,169	5,723	10,892
Peter F. Comerford	4,560	3,504	8,064

(a)
The “Other Benefits” column of the above table includes premiums paid for group medical and dental coverage, life insurance and long-term care insurance, and in the case of Mr. Popeilec includes relocation benefits in the aggregate amount of $149,864 which were prescribed by his employment agreement.

 Employment Arrangements

Mr. Popielec

On December 6, 2010, we entered into an employment agreement with Mr. Popielec which provides that, effective December 30, 2010, Mr. Popielec became our President and Chief Executive Officer, succeeding Mr. Kavazanjian.  In connection with his appointment as our President and Chief Executive Officer, we set Mr. Popielec’s annual base salary at $450,000.  Mr. Popielec is also eligible to receive an annual cash bonus outside our short-term cash bonus incentive plan if we exceed certain quantitative and qualitative performance metrics to be agreed upon no later than January 31 of the year for which the bonus applies.  Satisfaction of 80% to 99% of the bonus plan metrics will result in bonus ranges from 20% to 100% of Mr. Popielec’s target bonus.  Satisfaction of 100% to 125% of the bonus plan metrics will result in bonus ranges from 100% to 140% of Mr. Popielec’s target bonus.  In no event will the bonus exceed 140% of Mr. Popielec’s target bonus, unless subsequently approved by the entire Board of Directors.  For 2011 and each year thereafter, Mr. Popielec’s target bonus shall not be less than 75% of his 2011 base salary.

Mr. Popielec is also a participant in our Restated LTIP.  Pursuant to the terms of his employment agreement, Mr. Popielec was granted options to purchase shares of our common stock.  Certain of the options granted on December 30, 2010 were conditional and were subject to shareholder approval to increase the number of shares available under our Restated LTIP.  Shareholder approval was obtained in June 2011.

We also agreed that Mr. Popielec shall be entitled to the following relocation benefits: (i) rent in and commute transportation to the Rochester, New York area for up to nine months, as needed, during 2011 for a total actual expense not to exceed $50,000; (ii) payment of all actual reasonable relocation and moving expenses, including expenses incurred by Mr. Popielec and his spouse for travel to the Rochester, New York area to locate living accommodations, packing and transporting of household items to the new household and meals, lodging and travel in connection with the move to the new household, incurred in 2011 in an aggregate amount not to exceed $60,000; and (iii) payment of all actual reasonable current house sale/closing costs, including deed preparation, tax stamps, reasonable attorneys’ fees, real estate transfer taxes and real estate commissions incurred in 2011 and 2012.

Mr. Popielec is also entitled to receive the retirement benefits and fringe and other personal benefits described in this proxy statement under the sections entitled “Retirement Benefits” and “Perquisites and Other Personal Benefits”.

The employment agreement provides that Mr. Popielec’s employment is “at will.”  Mr. Popielec is entitled to certain severance benefits if we terminate his employment without Business Reasons or a Constructive Termination occurs (as those terms are defined in the employment agreement), including (i) salary continuation for a period of 18 months following the termination date, provided, however, that such 18-month period shall be reduced to 12 months if the termination date is on or after June 30, 2012; (ii) a pro rata amount (calculated on a per diem basis) of the full-year bonus which Mr. Popielec would have earned for the calendar year in which the termination of employment occurs; (iii) acceleration of vesting of all outstanding stock options and other equity arrangements, subject to the provision, however, that the acceleration shall not cover more than 18 months from the termination date; (iv) continuation of health benefits for Mr. Popielec, his spouse and any dependent children for a period of 12 months after the termination date followed by 18 months of executive-paid COBRA eligibility.  In addition, if we terminate the employment of Mr. Popielec within 12 months of the date of a Change in Control, without Business Reasons or a Constructive Termination occurs (as those terms are defined in the employment agreement), then Mr. Popielec shall be entitled to receive (i) salary, any unpaid bonus from the prior year plus an amount equal to 18 months of his salary as then in effect, payable immediately upon the termination date; (ii) one and one-half times his target bonus for the calendar year in which the termination date occurs; (iii) acceleration in full of vesting of all outstanding stock options, all such options to remain exercisable for 18 months following the termination date, or through the original expiration date of the stock options, if earlier; (iv) continuation of health benefits for Mr. Popielec, his spouse and any dependent children for a period of 24 months after the termination date.  To the extent the vesting and/or accelerated payment of outstanding stock options would subject Mr. Popielec to the imposition of tax and/or penalties under Section 409A of the Internal Revenue Code (the “Code”), the vesting and/or payment of such stock options and other equity shall be delayed to the extent necessary to avoid the imposition of such tax and/or penalties.  The employment agreement also provides for the continuation of certain benefits in the event Mr. Popielec’s employment is terminated for disability (as defined in the employment agreement) or by his death.  Mr. Popielec has also executed an Employee

Confidentiality Non-Disclosure No-Compete, Non-Disparagement and Assignment Agreement in our standard form.

Mr. Comerford

On April 27, 2007, we entered into an employment agreement with Mr. Comerford.  Annually, our Compensation and Management Committee reviews Mr. Comerford’s salary and makes such adjustments as it deems appropriate in accordance with our executive compensation guidelines.  The agreement automatically extends for successive one-year terms, unless either of the parties provides advance written notice of such party’s desire not to renew the agreement.  Such written notice must be provided at least 90 days prior to the scheduled expiration date of the then current term of the agreement.

If we terminate Mr. Comerford’s employment agreement without “Business Reasons” (as defined in the employment agreement) or because Mr. Comerford experiences a “Disability” (as defined in the employment agreement), or if a “Constructive Termination” (as defined in the employment agreement) occurs, then Mr. Comerford will be entitled to the following benefits: (1) salary and the cash value of any accrued vacation (consistent with our vacation policies then effect) through the termination date of his employment plus continued salary for an additional 18 months; (2) an amount equal to the average of the bonuses paid to him during the two preceding fiscal years or, if no bonuses were paid during such period, an amount equal to his then current annual target bonus; and (3) acceleration of vesting of all outstanding stock options, and other equity arrangements subject to vesting and held by him, provided that the acceleration shall not cover more than two years from the termination date of his employment (and in this regard, all such options and other exercisable rights held by Mr. Comerford shall remain exercisable for one year following such termination date).  In such circumstances, Mr. Comerford would also be entitled to continued health benefits at his cost for a period of 18 months.

If we terminate Mr. Comerford’s employment agreement within 18 months of the date of a “Change in Control” (as defined in the employment agreement), then Mr. Comerford will receive the same benefits as discussed above except that all of his outstanding stock options and equity arrangements will accelerate, even if the remaining vesting period is in excess of two years.  If Mr. Comerford’s employment agreement is terminated because he experiences a “Disability” (as defined in the employment agreement) then Mr. Comerford will be entitled to the same benefits as described above except that he will only receive an amount equal to his then current annual target bonus, not the average of the bonuses paid to him during the two preceding fiscal years.

If Mr. Comerford’s employment agreement is terminated because of his death, his representatives will be entitled to (1) an amount equal to his annual target bonus for the fiscal year in which he died (plus any unpaid bonus from the prior fiscal year end); and (2) the acceleration of vesting of all outstanding stock options, and other equity arrangements subject to vesting and held by him, provided that the acceleration shall not cover more than two years from the termination date of his employment (and in this regard, all such options and other exercisable rights held by Mr. Comerford’s representatives shall remain exercisable for one year following such termination date).

If Mr. Comerford voluntarily terminates his employment or if he is terminated for Business Reasons, then he will be entitled to (1) salary and cash value of any accrued Paid Time Off through the termination date; (2) the right to exercise, for 90 days following the termination date or through the original expiration date of the stock options, if earlier, all stock options he holds, but only to the extent vested as of the termination date; and (3) continuation of health benefits at his cost for a period of 18 months after the termination date.

In December 2008, Mr. Comerford’s employment agreement was amended to bring it into compliance with Section 409A of the Code.  In July 2009, Mr. Comerford’s employment agreement was amended and restated to cap the severance benefits upon a specified change-in-control event at no more than three times Mr. Comerford’s average annual compensation for the previous five years to the extent necessary not to incur the excise tax under Section 4999 of the Code and not limit our tax deduction under Section 280G of the Code (the “Tax Limitations”).  In the event a severance benefit owed to Mr. Comerford exceeds the Tax Limitations, then we will determine which severance benefits are reduced so that such severance benefits are not subject to the Tax Limitations.  Mr. Comerford’s employment agreement was also amended to, among other things: (i) clarify that restricted stock awards and stock appreciation rights will be accelerated along with other equity arrangements (to the same extent described above) in the event of an (a) involuntary termination without Business Reasons or a Constructive Termination, (b) change in control or (c) termination upon death, as such terms are defined in his employment agreements; (ii) reflect our paid time off policy; and (iii) increase to 90 days the period of time Mr. Comerford can exercise vested stock options to coincide with the period of time set forth in the Restated LTIP.

Other Executive Officers

We do not have an employment agreement with Mr. Fain.

 Outstanding Equity Awards at December 31, 2012

The following table sets forth information concerning the number of shares underlying exercisable and non-exercisable options outstanding at December 31, 2012 for our Named Executive Officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Michael D. Popielec	25,000	25,000	(1)	$6.4218	12/30/2017
	125,000	125,000	(2)	6.4218	12/30/2017
	25,000	25,000	(3)	6.5820	12/30/2017
	0	200,000	(4)	10.0000	01/24/2019
	0	200,000	(5)	15.0000	01/14/2020

Philip A. Fain
	10,000	0		11.4217	09/07/2014
	50,000	0		12.7385	03/07/2015
	7,976	0		12.1848	01/14/2016
	33,000	0		3.9085	12/04/2016
	16,667	8,333	(6)	6.9061	12/03/2017
	16,667	33,333	(7)	4.4218	12/09/2018
	0	20,000	(8)	3.9797	01/03/2019
Peter F. Comerford
	1,000	0		12.8500	03/31/2013
	7,500	0		10.5500	12/21/2013
	6,000	0		13.4338	12/07/2014
	3,988	0		12.1848	01/14/2016
	24,000	0		3.9085	12/04/2016
	13,334	6,666	(9)	6.9061	12/03/2017
	8,667	17,333	(10)	4.4218	12/09/2018

(1)	This stock option was vested on December 30, 2012 with respect to 25,000 shares and will vest in equal installments of 12,500 shares on each of December 30, 2013 and 2014.

(2)	This stock option was vested on December 30, 2012 with respect to 125,000 shares and will vest in equal installments of 62,500 shares on each of December 30, 2013 and 2014.

(3)	This stock option was vested on December 30, 2012 with respect to 25,000 shares and will vest in equal installments of 12,500 shares on each of December 30, 2013 and 2014.

(4)
This stock option will vest on the date our common stock first reaches a closing price of $10 for 15 trading days in a 30-day trading period, with such vesting in equal amounts over the four anniversary dates of that date.

(5)
This stock option will vest on the date our common stock first reaches a closing price of $15 for 15 trading days in a 30-day trading period, with such vesting in equal amounts over the four anniversary dates of that date.

(6)	This stock option will vest with respect to 8,333 shares on December 3, 2013.

(7)	This stock option will vest with respect to 16,666 shares on December 9, 2013 and 16,667 shares on December 9, 2014.

(8)	This stock option vested with respect to 6,667 shares on January 3, 2013 and will vest with respect to 6,667 shares on January 3, 2014 and with respect to 6,666 shares on January 3, 2015.

(9)	This stock option will vest with respect to 6,666 shares on December 3, 2013.

(10)	This stock option will vest with respect to 8,667 shares on December 9, 2013 and 8,666 shares on December 9, 2014.

Retirement Benefits and Potential Payments upon Termination or Change in Control

The only arrangement that we maintain that provides for retirement benefits is our tax-qualified defined contribution 401(k) plan.  The material terms of our tax-qualified defined contribution 401(k) plan are summarized above under the heading “Retirement Benefits.”

All of the potential payments and benefits payable by us to those of our Named Executive Officers who were employed by us during 2012 in the event of various scenarios involving either a termination of employment and/or change in control are pursuant to their employment agreements or the Restated LTIP.  The employment agreements with Messrs. Popielec and Comerford are summarized above under the heading “Employment Arrangements.”  We do not have an employment agreement with Mr. Fain.  Under the award agreements issued under the Restated LTIP, outstanding unvested stock options and shares of restricted stock become immediately vested upon the occurrence of a “Change in Control.”

PROPOSAL 2
RATIFY THE SELECTION OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BDO USA, LLP, independent registered public accountants, served as our independent registered public accounting firm in connection with the audit of our financial statements for 2011 and 2012.

Our Audit and Finance Committee has selected Bonadio & Co., LLP as our independent registered public accounting firm for 2013.  This selection will be presented to our shareholders for their ratification at the Meeting.  Our Board of Directors recommends a vote in favor of the proposal to ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal.  If the shareholders do not ratify this selection, the Audit and Finance Committee will seek to identify and address the reason or reasons why the shareholders did not ratify the committee’s selection and will consider such reason or reasons in selecting an independent public accounting firm for 2013.

We have been advised by both BDO USA, LLP and Bonadio & Co., LLP that each will have a representative present at the Meeting who will be available to respond to appropriate questions.  In addition, we intend to give such representatives an opportunity to make any statements if they should so desire.

 Principal Accountant Fees and Services

Aggregate fees for professional services rendered for us by BDO USA, LLP for 2011 and 2012 were:

	2011	2012

Audit Fees	$363,736	$365,618
Audit-Related Fees	7,000	0
Tax Fees	0	0
All Other Fees	0	0

Total	$370,736	$365,618

Audit Fees

Audit fees for 2011 and 2012, respectively, were for professional services rendered for the audits of our consolidated financial statements, audits of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, consents, income tax provision procedures and assistance with review of documents filed with the SEC.

Audit-Related Fees

There were no audit-related fees for 2012.  Audit-related fees for 2011 consisted of fees incurred in connection with our filing of a registration statement on Form S-8.

Tax Fees

There were no tax fees for 2011 and 2012.

All Other Fees

There were no other fees for 2011 and 2012.

Our Audit and Finance Committee has not adopted pre-approval policies and procedures for audit and non-audit services.  Although no pre-approval policy was in effect, all audit, audit-related and permitted non-audit services for which BDO USA, LLP was engaged were pre-approved by our Audit and Finance Committee in compliance with applicable SEC requirements.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The duties and responsibilities of the Audit and Finance Committee are set forth in our Audit and Finance Committee Charter, a copy of which is available on our website at http://investor.ultralifecorporation.com under the subheading “Corporate Governance.”  Among other things, the Audit and Finance Committee reviews the adequacy of our systems of internal controls regarding financial reporting, disclosure controls and procedures and preparing our consolidated financial statements.  In addition, the Audit and Finance Committee recommends to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K, approves our quarterly filings on Form 10-Q and selects the independent registered public accounting firm to audit our books and records.

The Audit and Finance Committee has:

•	Reviewed and discussed our audited financial statements for 2012 with our management and with BDO USA, LLP, our independent registered public accounting firm for 2012;

•
Discussed with BDO USA, LLP, our independent registered public accounting firm, the matters required to be discussed by statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
Received from BDO USA, LLP the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit and Finance Committee concerning independence, and has discussed with BDO USA, LLP their independence.

The Audit and Finance Committee met with our independent accountants with and without management present and discussed with them the results of their examinations, their evaluations of our internal control over financial reporting, our disclosure controls and procedures and the quality of our financial reporting.  Based on the review and discussions referred to above, the Audit and Finance Committee concluded that BDO USA, LLP is independent and recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

The Audit and Finance Committee:

Thomas L. Saeli, Chair
Patricia C. Barron
Robert W. Shaw II

PROPOSAL 3
APPROVE AN AMENDMENT TO THE RESTATED LTIP

In order to provide adequate flexibility to meet future needs and to accommodate the conditional restricted stock units (“RSUs”) that our Compensation and Management Committee has recommended for grant to our President and Chief Executive Officer, Michael D. Popielec, on January 29, 2013, our Board of Directors approved an amendment to the Restated LTIP to authorize the grant of RSUs and to increase the limitation on the number of shares of our common stock available for awards other than stock options and stock appreciation rights from 200,000 to 800,000 and to increase the limitation on the number of shares of our common stock that may be awarded to an individual during a calendar year from 50,000 to 150,000.  The complete text of that amendment is attached as Appendix A to this proxy statement.

On January 29, 2013, our Board of Directors, on recommendation of our Compensation and Management Committee, granted 120,000 contingent RSUs to our Chief Executive Officer, Michael D. Popielec, subject to obtaining shareholder approval of this Proposal 3, which vest as follows:

(1)
30,000 shares of our common stock will vest on the later of January 1, 2014 or the date when our common stock first reaches a closing price of $4.00 per share for 15 trading days in a 30 trading day period;

(2)
30,000 shares of our common stock will vest on the later of January 1, 2014 or the date when our common stock first reaches a closing price of $5.00 per share for 15 trading days in a 30 trading day period;

(3)
30,000 shares of our common stock will vest on the later of January 1, 2015 or the date when our common stock first reaches a closing price of $4.00 per share for 15 trading days in a 30 trading day period; and

(4)
30,000 shares of our common stock will vest on the later of January 1, 2015 or the date when our common stock first reaches a closing price of $5.00 per share for 15 trading days in a 30 trading day period.

The description of the Restated LTIP (as amended) set forth below is a summary, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Restated LTIP itself.  The complete text of the Restated LTIP (as amended) is attached as Appendix B to this proxy statement.  Unless otherwise defined in this summary, capitalized terms used in this summary have the meanings given such terms in the Restated LTIP.

The following table provides certain important information concerning our existing equity compensation plans of the Company as of December 31, 2012:

 Equity Compensation Plan Information

Plan Category	Number of securities to be used upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans, excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	2,161,488	$7.35	700,235
Equity compensation plans not approved by security holders	229,512(1)(2)	$6.23	—
Total	2,391,000	$7.24	700,235

(1)
On March 7, 2008, in connection with his becoming employed by us, we granted Mr. Fain an option to purchase 50,000 shares of our Common Stock at $12.74 per share outside any of our equity-based compensation plans.  This option vests in annual increments of 16,667 shares over a three-year period which commenced March 7, 2009.  This option expires on March 7, 2015.

(2)
As more fully described in Proposal 4, we inadvertently issued a total of 179,512 shares of our Common Stock to our independent directors in excess of the 200,000 share limitation under our Restated LTIP.

 Summary of Restated LTIP (as amended)

Purpose.  The purpose of our Restated LTIP is to provide our employees, directors and consultants who are in a position to contribute to our long-term success, with Common Stock and options to acquire Common Stock, to increase their interest in our welfare and to aid in attracting and retaining employees, directors and consultants of outstanding ability.

Term.  The LTIP was adopted by our Board of Directors on April 27, 2004 and became effective on June 10, 2004 when it was approved by our shareholders.  The Restated LTIP was adopted by our Board of Directors on July 26, 2004 after the Annual Meeting of Shareholders.  Awards may not be granted under the Restated LTIP after June 9, 2014, but awards granted before then may extend beyond that date.  Our Restated LTIP was subsequently amended with shareholder approval on June 8, 2006 and June 5, 2008 so that now our Restated LTIP authorizes the issuance of 2,900,000 shares of our Common Stock.

Administration.  The Restated LTIP is administered by our Compensation and Management Committee, or such other committee as may be designated by our Board of Directors (the “Committee”); provided, however, that the Committee shall consist of not less than two directors who are “non-employee directors,” within the meaning of Rule 16b-3 under the Exchange Act.

The Committee may allocate all or any portion of its responsibilities and powers under the Restated LTIP to any one or more of its members, our Chief Executive Officer or other senior members of management as the Committee deems appropriate; however, only the Committee may select and grant awards to participants who are subject to Section 16 of the Exchange Act.

The Committee has broad authority in its administration of the Restated LTIP, including, but not limited to, the authority to interpret the plan; to establish rules and regulations for the operation and administration of the plan; to select the persons to receive awards; to determine the type, size, terms, conditions, limitations, and restrictions of awards, including, without limitation, terms regarding vesting, exercisability, assignability, expiration and the effect of certain events, such as a change of control in the Company or the participant’s death, disability, retirement or termination as a result of breach of agreement; and to take all other action it deems necessary or advisable to administer the Restated LTIP.

Notwithstanding the Committee’s broad authority to administer the Restated LTIP and the awards issued under the Restated LTIP, the exercise price of any stock option or stock appreciation right granted pursuant to the Restated LTIP may not be subsequently “repriced” without shareholder approval.  The term “reprice” means: (1) the reduction, directly or indirectly, in the per-share exercise price of an outstanding stock option or stock appreciation right by amendment, cancellation or substitution; (2) the cancellation of a stock option or stock appreciation right when its exercise price exceeds the fair market value of the underlying Common Stock in exchange for another stock option, stock appreciation right or other equity security (unless the cancellation and exchange occurs in connection with a merger, acquisition, or similar transaction); or (3) the taking of any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of any stock exchange on which our securities are traded.  The term “reprice” shall not include adjustments made to awards by the Committee upon the occurrence of certain events (as described under “Adjustments Upon Certain Events’’ below).

To facilitate the granting of awards to participants who are employed or retained outside of the United States, the Committee will be authorized to modify and amend the terms and conditions of an award to accommodate differences in local law, policy or custom.

Eligibility.  All of our employees, directors and consultants are eligible to participate in the Restated LTIP; provided, however, only employees are eligible to receive incentive stock options.  Participants in the Restated LTIP will be selected by the Committee from those eligible persons who are in a position to have a material impact on our results of operations.  Participants may be selected and awards may be made at any time during the ten-year period following the effective date of the Restated LTIP.  As of December 31, 2012, approximately three executive officers, 120 other employees, and seven outside directors were eligible to participate in the Restated LTIP.

The selection of those persons within a particular class who will receive awards is entirely within the discretion of the Committee.  The Committee has not yet determined how many persons are likely to participate in the Restated LTIP.  The Committee intends, however, to grant most of the Restated LTIP’s awards to those persons who are in a position to have a significant direct impact on our growth, profitability and success of the Company, which would include the participants in our current equity compensation plans.

Shares Available.  A total of 644,367 shares of Common Stock remain available for grant of awards under the Restated LTIP.  In addition, any shares remaining available for issuance under our prior 2000 Stock Option Plan, or shares which become available upon the lapse, expiration, termination or cancellation of outstanding stock options under our 2000 Stock Option Plan or Restated LTIP, will be available for grant of awards under the Restated LTIP.  However, of the total number of shares of Common Stock available for awards under the Restated LTIP, no more than 200,000 shares of Common Stock may be used for awards other than stock options and stock appreciation rights.  (The Restated LTIP authorizes the Committee to make equitable adjustments to the authorized number and class of securities to be issued under the Restated LTIP upon the occurrence of certain events, as described under

“Adjustments Upon Certain Events’’ below.)  If our shareholders approve the proposed amendment to our Restated LTIP, the 200,000 share limitation described above will be increased to 800,000 shares.

Types of Awards.  Awards under the Restated LTIP may be in the form of stock options, stock appreciation rights, restricted stock, unrestricted stock and other stock-based awards, or any combination thereof.  If our shareholders approve the proposed amendment to our Restated LTIP, the form of awards under the Restated LTIP will also include Restricted Stock Units.  All awards granted to participants under the Restated LTIP shall be evidenced by an award agreement which specifies the type of award granted pursuant to the Restated LTIP, the number of shares of Common Stock underlying the award and all of the terms governing the award, including, without limitation, terms regarding the vesting, exercisability and expiration of the award.  The Committee has exclusive power and authority, consistent with the provisions of the Restated LTIP, to establish the terms and conditions of any award and to waive any such terms or conditions.

Award Limits.  The maximum number of shares with respect to which awards may be paid or granted during each calendar year to any given participant may not exceed 50,000 shares of Common Stock, except inducement grants to new executives and key employees in amounts not to exceed 700,000 shares are not subject to the 50,000 share annual limitation.  (The Restated LTIP authorizes the Committee to make equitable adjustments to the number of shares with respect to which awards may be paid or granted during each calendar year to any given participant under the Restated LTIP upon the occurrence of certain events, as described under “Adjustments Upon Certain Events’’ below.)  If our shareholders approve the proposed amendment to our Restated LTIP, the 50,000-share limitation described above will be increased to 150,000 shares.

Stock Options and Stock Appreciation Rights.  The Committee may grant awards under the Restated LTIP in the form of stock options to purchase shares of Common Stock, which stock options may be non-qualified stock options or incentive stock options for federal income tax purposes.  Any stock option granted in the form of an incentive stock option must satisfy the requirements of Section 422A of the Internal Revenue Code. Stock options shall be vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee, but in no event shall a stock option be exercisable more than ten years (five years for incentive stock options issued to certain Control Persons) after the date it is granted.  The exercise price per share of Common Stock for any stock option awarded shall not be less than 100 percent (110 percent for incentive stock options issued to certain Control Persons) of the fair market value of a share of Common Stock on the day the stock option is granted, except for stock options granted in assumption or replacement of outstanding awards in connection with specified corporate transactions.

A stock option may be exercised by paying the exercise price in cash or its equivalent, or, to the extent permitted by the Committee, shares of Common Stock, a combination of cash and shares of Common Stock or through the delivery of irrevocable instruments to a broker to sell the shares of Common Stock obtained upon the exercise of the stock option and to deliver to us an amount equal to the exercise price.

The Committee may grant stock appreciation rights independent of (“Freestanding SARs”) or in conjunction with (“Tandem SARs”) a stock option.  The exercise price of a stock appreciation right shall be an amount determined by the Committee, but in no event shall such amount be less than the fair market value of the Common Stock on the date the stock appreciation right is granted or, in the case of Tandem SARs, the exercise price of the related stock option.  Each Freestanding SAR shall entitle the participant upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the exercise price, times (ii) the number of shares of Common Stock as to which the stock appreciation right is exercised.  Each Tandem SAR shall entitle the participant to surrender the related stock option and to receive an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the exercise price per share of Common Stock, times (ii) the number of shares of Common Stock covered by the related stock option which is surrendered.  Payment of a stock appreciation right may be made by us in shares of Common Stock or in cash or partly in shares of Common Stock and partly in cash, as determined by the Committee.

Stock-Based Awards.  The Committee, in its sole discretion, may grant stock awards (shares of restricted stock or unrestricted stock) and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, the Common Stock.  If our shareholders approve the proposed amendment to our Restated LTIP, the form of awards under the Restated LTIP will also include Restricted Stock Units.  Such stock-based awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more shares of Common Stock (or the equivalent cash value of such shares of Common Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.  The restricted period specified in respect of any stock award shall not be less than three years, except that the Committee may (i) provide for the restricted period to terminate at any time after one year upon the attainment of performance-based objectives, and (ii) grant stock awards of up to 30,000 shares of Common Stock without regard to this limitation. Furthermore, the Committee may not terminate the restrictions applicable to outstanding stock awards except in connection with a Change in Control. The Committee may grant an unrestricted stock award only if the Committee determines that such stock award is made in lieu of all or a portion of salary or cash bonus of comparable value.

Withholding.  We are entitled to deduct from any payment to a participant under the Restated LTIP the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay to us such tax prior to and as a condition of the making of such payment.  Subject to certain limitations, the Committee may allow a participant to pay the amount of taxes required by law to be withheld from an award by withholding shares of Common Stock to be paid under such award or by permitting the participant to deliver to us shares of Common Stock having a fair market value equal to the amount of such taxes.

Adjustments Upon Certain Events.  In the event of any reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares or any other change in corporate structure which in the judgment of the Committee materially affects the value of the Common Stock, the Committee may determine the substitutions or adjustments to the maximum number of shares available for the grant or issuance of awards under the Restated LTIP, the maximum award payable under the Restated LTIP, the number and class of shares and the exercise price per share set forth in any award theretofore granted, or any other affected terms of an award or the Restated LTIP as the Committee deems equitable or appropriate.

Effect of Certain Events.  The Committee will have the authority to promulgate rules and regulations to determine the treatment of a participant’s award in the event of the participant’s death, disability or termination.  In addition, the Committee shall have the right to extend the period for exercise of any stock option or stock appreciation right, provided such extension does not exceed the term for such stock option or stock appreciation right.

Unless otherwise decided by the Committee and provided in an award agreement, upon a participant’s death or disability prior to the complete exercise of the stock options or stock appreciation rights granted to him or her under the Restated LTIP, any such remaining stock options or stock appreciation rights may be exercised within one year after the date of the participant’s death or disability and prior to the expiration of the term thereof, to the extent exercisable on the date of the participant’s death or disability.

Unless otherwise decided by the Committee and provided in an award agreement, upon a participant’s termination for any reason other than death or disability prior to the complete exercise of the stock options or stock appreciation rights granted to him or her under the Restated LTIP, any such remaining stock options or stock appreciation rights may be exercised within three months after the date of the participant’s termination and prior to the expiration of the term thereof, to the extent exercisable on the date of the participant’s termination.

Amendment and Termination.  The Board of Directors may, at any time, alter, amend, suspend, discontinue or terminate the Restated LTIP; provided, however, that no such action shall adversely affect the rights of participants to awards previously granted hereunder and, provided further, however, that any shareholder approval necessary or desirable in order to comply with tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the stock exchanges on which our securities are listed, shall be obtained in the manner required therein.  In addition, the Board of Directors may, at any time and for any reason, with or without prior notice, amend the Restated LTIP in any manner, but may not without shareholder approval, adopt any amendment which would: (1) increase the number of shares available under the Restated LTIP; (2) expand the types of awards available; (3) expand the class of persons eligible to participate; (4) extend the term of the Restated LTIP; (5) be a material amendment to the Restated LTIP, including, but not limited to, a change in the method of determining the exercise price of options issued under the Restated LTIP; (6) allow for repricing of options or SARs; or (vii) terminate restrictions applicable to awards (except in connection with a grantee’s death, disability or termination of employment or connection with a change in control).

 New Plan Benefits

Because the benefits conveyed under the Restated LTIP will largely be at the discretion of the Committee, it is not possible to determine what benefits participants will receive under the Restated LTIP.

 Tax Status of Restated LTIP Awards

Introduction.  The following discussion of the United States federal income tax consequences of awards under the Restated LTIP, as proposed, is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws.  Participants may also be subject to certain foreign, state and local taxes which are not described below.

Incentive Stock Options.  Pursuant to the requirements of Section 422A of the Internal Revenue Code, only employees are eligible to receive incentive stock options.  If a stock option is an incentive stock option, no income is realized by the employee upon grant or exercise of the incentive stock option (except possibly for alternative minimum tax), and no deduction is available to us at such times.  If the Common Stock purchased upon the exercise of an incentive stock option is held by the employee for at least two years from the date of the grant of such incentive stock option and for at least one year after exercise, any resulting gain is taxed at long-term capital gains rates.  If the Common Stock purchased pursuant to the incentive stock option is disposed of before the expiration of that period, any gain on the disposition, up to the difference between the fair market value of the Common Stock at the time of exercise and the exercise price of the incentive stock option, is taxed at ordinary rates as compensation paid to the employee, and we are entitled to a deduction for an equivalent amount.  Any amount realized by the employee in excess of the fair market value of the Common Stock at the time of exercise is taxed at capital gains rates.

Non-Qualified Options.  If a stock option is a non-qualified option, no income is realized by the participant at the time of grant of the non-qualified stock option, and no deduction is available to us at such time.  At the time of exercise (other than by delivery of previously-owned shares of Common Stock to us), ordinary income is realized by the participant in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives an income tax deduction for the same amount.  If a non-qualified stock option is exercised by delivering previously-owned shares of Common Stock to us, the number of shares received by the participant equal to the number of shares so delivered are received tax-free and have a tax basis and holding period equal to the shares so delivered.  The fair market value of the additional shares received by the participant are taxable to the participant as ordinary income, and the participant’s tax basis in such shares is their fair market value on the date of exercise.  Upon disposition, any appreciation or depreciation of the Common Stock after the date of exercise may be treated as capital gain or loss depending on how long the shares have been held.

Stock Appreciation Rights.  No income is realized by a participant at the time a stock appreciation right is granted, and no deduction is available to us at such time.  When the stock appreciation right is exercised, ordinary income is realized in the amount of the cash or the fair market value at such time of the shares of Common Stock received by the participant, and we are entitled to a deduction of equivalent value.

Unrestricted Stock and Unrestricted Stock-Based Awards.  Upon the grant of an award of shares of unrestricted stock or another stock-based award which is not restricted, a participant realizes taxable income equal to the cash and fair market value at such time of the shares of Common Stock received by the participant under such award (less the purchase price, if any), and we are entitled to a corresponding tax deduction at that time.

Restricted Stock, Restricted Stock Units and Restricted Stock-Based Awards.  Upon the grant of an award of shares of restricted stock, restricted stock units or another stock-based award which is restricted, no income is realized by a participant (unless a participant timely makes an election under Section 83(b) of the Code to accelerate the recognition of the income under an award of restricted stock to the date of grant), and we are not allowed a deduction at that time.  When the award vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the participant realizes taxable ordinary income in an amount equal to the cash and the fair market value at the time of vesting of the shares of Common Stock received by the participant under such award (less the purchase price therefor, if any), and we are entitled to a corresponding deduction at such time.  If a participant makes an election, as permitted under Section 83(b) of the Code, within 30 days after the date of the transfer by us to the participant of the shares of restricted stock, then the participant recognizes taxable ordinary income in an amount equal to the cash and the fair market value at the time of grant of the shares of Common Stock to be received by the participant under such award (less the purchase price therefor, if any), and we are entitled to a corresponding deduction at such time.

 Stock Price

The closing price of our Common Stock reported on the Nasdaq Stock Market on April 12, 2013, was $4.05 per share.

 Required Vote and Board of Directors’ Recommendation

We believe that our best interests will be served by the approval of Proposal 3.  Amending the Restated LTIP will enable us to be in a position to grant stock and other new forms of long-term incentive awards to employees, directors and consultants who can contribute materially to our success.

Approval of Proposal 3 requires the affirmative vote of a majority of shares of the common stock represented at the Meeting, provided that a majority of the outstanding shares of the common stock votes on the proposal.

Our Board of Directors recommends a vote in favor of the proposal to approve the amendment to the Restated LTIP, and the persons named in the enclosed proxy (unless otherwise indicated therein) will vote such proxies FOR this proposal.

PROPOSAL 4
RATIFY THE GRANTS OF STOCK AWARDS IN EXCESS OF
THE PREVIOUS 200,000-SHARE LIMITATION SET FORTH IN
OUR RESTATED LTIP

As noted in Director Compensation, Directors’ Stock-Based Incentive Compensation, we recently we discovered that we had inadvertently issued stock awards to our independent directors in excess of the 200,000 share limitation under our Restated LTIP on the number of shares of our common stock that may be used for awards other than stock options or stock appreciation rights (the “Limitation’).  The issuances of shares of our common stock in excess of the Limitation (the “Excess Shares”) occurred during 2010 and after and were disclosed and were properly accounted for in our periodic reports and proxy statements filed with the SEC.  We issued a total of 179,512 Excess Shares to our independent directors in the form of outright stock grants or restricted stock awards as part of their annual retainers.

Since the Excess Shares were issued in excess of the Limitation, they were not issued pursuant to the Restated LTIP and hence the issuances of the Excess Shares were not registered under the Securities Act by our Form S-8 registration statement for the Restated LTIP.  Although the issuances of the Excess Shares were not registered under the Securities Act, the issuances of the Excess Shares qualified for an exemption under Section 4(2) of the Securities Act.  In Proposal 3, we are submitting to our shareholders a proposal to amend our Restated LTIP to, among other things, increase the Limitation from 200,000 to 800,000 shares.  In this Proposal 4, we are submitting to our shareholders a proposal to ratify the grants of the Excess Shares.  Although the Excess Shares were not issued under the Restated LTIP, we plan to treat the Excess Shares as being issued under the Restated LTIP and we will therefore count the Excess Shares against the 2.9 million shares of our common stock authorized for grant under the Restated LTIP.  As a result, the issuance of the Excess Shares will not result in us granting more than 2.9 million shares of our common stock to our directors, executive officers, employees, or consultants.

 Required Vote and Board of Directors’ Recommendation

Approval of Proposal 4 requires the affirmative vote of a majority of the shares of common stock represented at the Meeting, provided that a majority of the outstanding shares of our common stock votes on the proposal.

Our Board of Directors recommends a vote in favor of the proposal to ratify the grants of stock awards in excess of the previous 200,000-share limitation set forth in our Restated LTIP, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal.

OTHER MATTERS

Our Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Meeting other than those specifically referred to in this proxy statement.  If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereof in accordance with their best judgment.

EXECUTIVE OFFICERS

The names of, and certain information with respect to, our executive officers who are not director nominees are presented below.

Name	Age	Present Principal Occupation and Employment History

Peter F. Comerford	55
Mr. Comerford was named Vice President of Administration and General Counsel on July 1, 1999 and was elected Corporate Secretary in December 2000.  He joined us in May 1997 as Senior Corporate Counsel and was appointed Director of Administration and General Counsel in December of that year.  Prior to joining us, Mr. Comerford was a practicing attorney for approximately fourteen years having worked primarily in municipal law departments including the City of Niagara Falls, New York where he served as the Corporation Counsel.  Mr. Comerford has a B.A. from the State University of New York at Buffalo, an MBA from Canisius College and a J.D. from the University of San Diego School of Law.

Philip A. Fain	58
Mr. Fain was named Chief Financial Officer in November 2009 and Treasurer in December 2009.  He previously served as Vice President of Business Development, having joined us in February 2008. Prior to joining us, he was Managing Partner of CXO on the GO, LLC, a management-consulting firm, which he co-founded in November 2003 and which we retained in connection with our acquisition activity. Prior to founding CXO on the GO, LLC, Mr. Fain served as Vice President of Finance - RayBan Sunoptics for Luxottica, SpA.  Prior to the acquisition of Bausch & Lomb’s global eyewear business by Luxottica, Mr. Fain served as Bausch & Lomb’s Senior Vice President Finance - Global Eyewear from 1997 to 1999 and as Vice President and Controller for the US Sunglass business from 1993 to 1996.  From 1983 to 1993, Mr. Fain served in various positions with Bausch & Lomb including executive positions in corporate accounting, finance and audit. Mr. Fain began his career as a CPA and consultant with Arthur Andersen & Co. in 1977. He received his B.A. in Economics from the University of Rochester and an MBA from the William E. Simon Graduate School of Business Administration of the University of Rochester.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below shows certain information regarding the beneficial ownership of shares of our common stock as of April 12, 2013 by each person known by us to beneficially own more than five percent of the outstanding shares of our common stock, with percentages based on 17,458,977 shares issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class Beneficially Owned

Bradford T. Whitmore (1)	5,142,726	29.5%
1560 Sherman Avenue, Suite 900
Evanston, IL 60201

Eliot Rose Asset Management, LLC (2)	1,585,956	9.1%
1000 Chapel View Boulevard, Suite 240
Cranston, RI 02920

NGP Energy Technology Partners II, L.P. (3)	950,721	5.4%
1700 K Street NW, Suite 750
Washington, D.C. 20006
________________________

(1)
This information as to the beneficial ownership of shares of our common stock is based on the Schedule 13D/A (Amendment No. 7) dated December 17, 2012 filed with the SEC by Grace Brothers, Ltd., an Illinois limited partnership, Bradford T. Whitmore individually and as general partner of Grace Brothers, Ltd. and as manager and sole voting member of Sunray I, LLC, Spurgeon Corporation, as general partner of Grace Brothers, Ltd. and Sunray I, LLC, a Delaware limited liability company that reports beneficial ownership of 5,142,726 shares of our common stock.  In the Schedule 13D/A dated December 17, 2012, Mr. Whitmore reports sole voting and dispositive power with respect to 4,624,110 of such shares, of which 4,452,283 shares are held in the name of Sunray I, LLC.  Grace Brothers, Ltd., Mr. Whitmore and Spurgeon Corporation report shared voting and dispositive power with respect to 518,616 of such shares.

(2)
This information as to the beneficial ownership of shares of our common stock is based on Amendment No. 1 to Schedule 13G dated January 30, 2013 filed with the SEC by Eliot Rose Asset Management, LLC, a Rhode Island limited liability company, and Gary S. Siperstein.  Eliot Rose Asset Management, LLC is deemed to be the beneficial owner of the reported securities pursuant to separate arrangements whereby it acts as investment adviser to certain persons.  Gary S. Siperstein is deemed to be the beneficial owner of the reported securities pursuant to his ownership interest in Eliot Rose Asset Management, LLC.  Eliot Rose Asset Management, LLC and Gary S. Siperstein each report sole voting and sole dispositive power with respect to all 1,585,956 shares.

(3)
This information as to the beneficial ownership of shares of our common stock is based on Amendment No. 2 to Schedule 13G dated February 14, 2013 filed with the SEC by NGP Energy Technology Partners II, L.P. (a Delaware limited partnership which owns the reported securities), NGP ETP II, L.L.C., the general partner of NGP Energy Technology Partners II, L.P, Energy Technology Partners, L.L.C., the sole manager of NGP ETP II, L.L.C., and Philip J. Deutch, the sole member and manager of Energy Technology Partners, L.L.C. and the manager of NGP ETP II, L.L.C.  Mr. Deutch is also a member of the investment committee of NGP ETP II, L.L.C.  NGP Energy Technology Partners II, L.P. reports sole voting and dispositive power with respect to all 950,721 shares.  By virtue of the relationships between and among the reporting persons, NGP ETP II, L.L.C., Energy Technology Partners, L.L.C. and Mr. Deutch may be deemed to have the power to direct the voting and disposition of the shares of common stock beneficially owned by NGP Energy Technology Partners II, L.P.  NGP ETP II, L.L.C., Energy Technology Partners, L.L.C. and Mr. Deutch disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein.

SECURITY OWNERSHIP OF MANAGEMENT

The table below shows certain information regarding the beneficial ownership of shares of our common stock as of April 12, 2013 by (1) each of our directors, (2) each of our Named Executive Officers (as defined under the heading “Executive Compensation”), and (3) all of our directors and executive officers as a group.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (1)	Percent of Class Beneficially Owned (2)

Steven M. Anderson	24,872	*

Patricia C. Barron	137,690 (3)	*

James A. Croce	22,730	*

Michael D. Popielec	350,000 (4)	*

Thomas L. Saeli	30,122	*

Robert W. Shaw II	26,497	*

Ranjit C. Singh	71,218 (5)	*

Bradford T. Whitmore	5,142,726 (6)	29.5%

Peter F. Comerford	97,830 (7)	*

Philip A. Fain	192,263 (8)	*

All directors and executive officers as a group (10 persons)	6,095,948 (9)	34.2%
________________________

*Less than 1%
(1)
Except as otherwise indicated, the shareholders named in this table have sole voting and investment power with respect to the shares of our common stock beneficially owned by them.  The information provided in this table is based upon information provided to us by such shareholders.  The table reports beneficial ownership for our directors and executive officers in accordance with Rule 13d-3 under the Exchange Act.  This means all our securities over which directors and executive officers directly or indirectly have or share voting or investment power are listed as beneficially owned.  The amounts also include shares that may be acquired by exercise of stock options prior to June 12, 2012, which shares are referred to in the footnotes to this table as “shares subject to options that may be exercised.”

(2)	Based on 17,458,977 shares issued and outstanding.

(3)
The amount shown includes (i) 6,200 shares held jointly by Ms. Barron and her husband; (ii) 20,000 shares held in the Patricia C. Barron Profit Sharing Plan; and (iii) 3,000 shares subject to an option that may be exercised by Ms. Barron.

(4)	The amount shown includes 175,000 shares subject to options that may be exercised by Mr. Popielec.

(5)	The amount shown includes 5,000 shares subject to an option that may be exercised by Mr. Singh.

(6)
The amount shown includes 518,616 shares beneficially owned by Grace Brothers, Ltd., an Illinois limited partnership, held in a margin account, and Spurgeon Corporation, which is a general partner of Grace Brothers, Ltd.  Mr. Whitmore is a general partner of Grace Brothers, Ltd.  See “Security Ownership of Certain Beneficial Owners” above for more information about Grace Brothers, Ltd.

(7)	The amount shown includes 63,489 shares subject to options that may be exercised by Mr. Comerford.

(8)	The amount shown includes 140,977 shares subject to options that may be exercised by Mr. Fain.

(9)	The amount shown includes 387,466 shares subject to options that may be exercised by directors and executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and our other equity securities.  To our knowledge, based solely on the written representations of our directors and executive officers and the copies of such reports filed with the SEC during 2012, all Section 16(a) filings applicable to our officers, directors and more than 10% beneficial owners were filed in a timely manner.

SUBMISSION OF SHAREHOLDER PROPOSALS

Under Rule 14a-8 of the Exchange Act, shareholder proposals intended for inclusion in the proxy statement for our 2014 Annual Meeting of Shareholders must be submitted in writing to us to our Corporate Secretary at 2000 Technology Parkway, Newark, New York 14513, and must be received by December 23, 2013.

Any shareholder proposal submitted for consideration at our 2014 Annual Meeting of Shareholders but not submitted for inclusion in the proxy statement for that meeting that is received by us after March 8, 2014 will not be considered filed on a timely basis with us under Rule 14a-4(c)(1) of the Exchange Act.  For such proposals that are not timely filed, we retain discretion to vote proxies we receive.  For such proposals that are timely filed, we retain discretion to vote proxies we receive provided that we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and the proponent of any such proposal does not issue its own proxy statement.

Our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC, is included in the 2012 Annual Report to Shareholders which accompanies this proxy statement.

April 22, 2013	By Order of the Board of Directors Bradford T. Whitmore Chair of the Board of Directors

Appendix A

Amendment No. 6
To The
Ultralife Corporation
Amended And Restated 2004 Long-Term Incentive Plan

Section 3(a) of the Ultralife Corporation Amended and Restated 2004 Long-Term Incentive Plan (as last amended effective as of May 25, 2011) (the “Plan”) is hereby amended to read in its entirety as follows:

“(a)          “Award” shall mean any Option, SAR, Stock Award, Restricted Stock Unit or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Grantee by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Agreement or otherwise.”

The first sentence of Section 4(a) of the Plan is hereby amended to read in its entirety as follows:

“(a)           In General. The maximum number of shares of Stock which shall be available for the grant or issuance of Awards under the Plan (including ISOs) during its term shall not exceed 2,900,000 (plus any shares of Stock which are or become available under Section 2 hereof, which shares shall also be available for the grant or issuance of Awards under the Plan); provided, however, that no more than 800,000 shares of Stock may be used for Awards other than Options or SARs.”

Section 4(b) of the Plan is hereby amended to read as follows:

“(b)           Maximum Awards Payable. Subject to Section 4(c) hereof, and notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable (or granted, if applicable) to any one Grantee under the Plan for a calendar year is 150,000 shares of Stock; provided, however, that the 150,000 share limitation shall not apply to inducement grants to Grantees who are new executives or key employees that do not exceed 700,000 shares of Stock.”

The first sentence of Section 6(b) of the Plan is hereby amended to read in its entirety as follows:

“(b)           In General.  Awards may, at the Committee’s sole discretion, be paid in the form of Options pursuant to Section 7 hereof, SARs pursuant to Section 8 hereof, Stock Awards or Restricted Stock Units pursuant to Section 9 hereof, or a combination thereof.”

Section 9 of the Plan is hereby amended to read in its entirety as follows:

“Section 9.                      Stock Awards and Restricted Stock Units

(a)   In General.  Awards may be granted in the form of Stock Awards or Restricted Stock Units.  Stock Awards and Restricted Stock Units shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.  “Restricted Stock Unit” means an Award that is valued by reference to Stock, which value may be paid to the Grantee by delivery of such property as the Committee shall determine, including, without limitation, cash or Stock, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose.

(b)   Restrictions.  The Committee may condition, restrict or limit the grant of a Stock Award or Restricted Stock Units on the achievement of enumerated performance objectives or, with respect to Stock Awards or Restricted Stock Units issued to an Employee or a Consultant, on such Employee’s or Consultant’s continued employment or service to the Corporation through a specified period of time.  The restricted period specified in respect of any Stock Award or Restricted Stock Unit shall not be less than three years, except that the Committee may (i) provide for the restricted period to terminate at any time after one year upon the attainment of performance-based objectives, and (ii) grant Stock Awards or Restricted Stock Units of up to 30,000 shares of Stock without regard to this limitation.  Furthermore, the Committee may not terminate the restrictions applicable to outstanding Stock Awards or Restricted Stock Units except in connection with a Change in Control.  The Committee may grant an unrestricted Stock Award or Restricted Stock Units only if the Committee determines that such Stock Award is made in lieu of all or a portion of salary or cash bonus of comparable value.

(c)   Rights of Holders of Restricted Stock.  During the period in which any shares of Stock received pursuant to a Stock Award are subject to any restrictions, the Committee may, in its sole and absolute discretion, deny the Grantee to whom such shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, limiting the right to vote such shares or the right to receive dividends on such shares.

(d)           Rights of Holders of Restricted Stock Units.  A Grantee receiving an Award of Restricted Stock Units shall not possess voting rights, nor the right to receive cash dividends with respect to such Award, unless a right to Dividend Equivalents is included in the Award Agreement for such Award of Restricted Stock Units.  If a right to Dividend Equivalents is included in the Award Agreement for an Award of Restricted Stock Units, then any Stock or any other property distributed as a dividend or otherwise with respect to the Stock underlying such Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Award of Restricted Stock Units, and may

2

either be automatically deemed invested in additional Restricted Stock Units or held by the Company in escrow for the Grantee, and shall be paid to the Grantee at the same time as the Restricted Stock Units.  “Dividend Equivalents” means an amount credited under a Grantee’s Restricted Stock Unit, which amount is equal to the dividends paid on the Stock, if any, determined as if the Restricted Stock Unit was shares of Stock on the record date of any such dividend.”

 The other provisions of the Plan shall remain the same.

This Amendment No. 6 shall be effective upon approval of the stockholders of the Company at its 2013 Annual Meeting. If this Amendment is not so approved at such meeting, then the Amendment shall be null and void.

3

Appendix B

ULTRALIFE CORPORATION

AMENDED AND RESTATED
2004 LONG-TERM INCENTIVE PLAN

Original Plan Effective June 10, 2004
As Amended by the Board on July 26, 2004
As Further Amended by Company Shareholders on June 8, 2006
As further Amended by the Board on September 7, 2007
As Further Amended by Company Shareholders on June 5, 2008
As Further Amended by the Board on May 25, 2011
As Further Amended by Company Shareholders on June 7, 2011
As Further Amended by Company Shareholders on __________, 2013

Section 1.  Purpose.

The Plan authorizes the Committee to provide Employees, Directors and Consultants of the Corporation and its Subsidiaries, who are in a position to contribute to the long-term success of the Corporation, with Stock and options to acquire Stock, in accordance with the terms specified herein.  The Corporation believes that this incentive program will cause those persons to increase their interest in the Corporation’s welfare and aid in attracting and retaining Employees, Directors and Consultants of outstanding ability.

Section 2.  Successor Plan.

This Plan shall serve as the successor to the Ultralife Batteries, Inc. Amended and Restated 2000 Stock Option Plan (the “Predecessor Plan”), and no further stock options shall be made under the Predecessor Plan from and after the effective date of the Plan.  All outstanding stock options under the Predecessor Plan immediately prior to the effective date of the Plan are hereby incorporated into the Plan and shall accordingly be treated as outstanding stock options under the Plan; provided, however, each such stock option shall continue to be governed solely by the terms and conditions of the instrument evidencing such stock option and interpreted under the terms of the Predecessor Plan, and, except as otherwise expressly provided herein, no provision of the Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated stock options with respect to their acquisition of Stock, or otherwise modify the rights or the obligations of the holders of such stock options.  Any Stock reserved for issuance under the Predecessor Plan in excess of the number of shares as to which stock options have been granted thereunder, plus any such shares as to which stock options granted under the Predecessor Plan may lapse, expire, terminate or be cancelled, shall be deemed available for issuance or reissuance under Section 4(a) hereof.

Section 3.  Definitions.

Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section 3:

(a)           “Award” shall mean any Option, SAR, Stock Award, Restricted Stock Units or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Grantee by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

(b)           “Award Agreement” shall mean the document establishing the terms, conditions, restrictions and limitations of an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.

(c)           “Board” shall mean the Board of Directors of the Corporation.

(d)           “CEO” shall mean the Chief Executive Officer of the Corporation.

(e)           “Change in Control” shall mean the occurrence of any of the following:  (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the voting power of the then outstanding securities of the Corporation; (ii) during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of the period except for changes approved by at least two-thirds of the Directors then in office who were Directors at the beginning of the period; (iii) the consummation of (A) a merger or consolidation of the Corporation with another corporation where the stockholders of such corporation, immediately after the merger or consolidation, own shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect Directors by separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where the members of the board of directors of such corporation, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation, or (B) the sale or other disposition of all or substantially all the assets of the Corporation, or a liquidation, dissolution or statutory exchange of the Corporation; or (iv) the consummation of a tender offer or exchange offer for 30% or more of the voting power of the then-outstanding securities of the Corporation.

(f)           “Code” shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

(g)           “Committee” shall mean the Compensation and Management Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of not less than two Directors who are “Non-Employee Directors,” as that term is defined and interpreted pursuant to Rule 16b-3 under the Exchange Act.  The Committee shall be appointed by and serve at the pleasure of the Board.

(h)           “Consultant” shall mean any consultant, advisor or independent contractor retained by the Corporation or its Subsidiaries.

(i)           “Control Person” shall mean any person who, as of the date of grant of an Option, owns (within the meaning of Section 422A(b)(6) of the Code) stock possessing more

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than 10% of the total combined voting power or value of all classes of stock of the Corporation or of any Parent or Subsidiary.

(j)           “Corporation” shall mean Ultralife Corporation, a Delaware corporation.

(k)           “Director” shall mean any member of the Board.

(l)           “Disability” shall mean permanent and total disability as defined by Section 22(e)(3) of the Code.

(m)           “Employee” shall mean any person employed by the Corporation or its Subsidiaries on a full or part-time basis, including Directors who are otherwise employed by the Corporation or its Subsidiaries.

(n)           “Exchange Act” shall mean the Securities Exchange Act of 1934 as it may be amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

(o)           “Fair Market Value” shall mean for any day (i) if the Corporation is a registrant under Section 12 of the Exchange Act, the volume weighted average price (“VWAP”) of the Stock in the over-the-counter market, as determined in accordance with the trading rules of the National Association of Securities Dealers Automated Quotation System or, if the Stock is listed or admitted to trading on any national securities exchange, the VWAP as determined in accordance with the trading rules on such exchange or, (ii) if the Corporation is not a registrant under Section 12 of the Exchange Act, the price of the Stock will be determined by the Board on the date of grant but will not be less than the par value of such Stock.

(p)           “Grantee” shall mean an Employee, Director or Consultant granted an Award under the Plan.

(q)           “Immediate Family Member” shall mean the transferor and his or her spouse, children or grandchildren, whether natural, step or adopted children or grandchildren.

(r)           “ISO” shall mean an Option granted pursuant to the Plan to purchase shares of Stock and intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

(s)           “NQSO” shall mean an Option granted pursuant to the Plan to purchase shares of the Stock that is not an ISO.

(t)           “Non-Employee Director” shall mean a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(u)           “Options” shall refer collectively to NQSOs and ISOs subject to the Plan.

(v)           “Parent” shall mean any parent (as defined in Section 425 of the Code) of the Corporation.

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(w)             “Plan” shall mean this 2004 Long-Term Incentive Plan as set forth herein and as amended from time to time.

(x)              “SAR” shall mean a stock appreciation right granted pursuant to Section 8 hereof; a stock appreciation right shall entitle the Grantee to receive a payment equal to the appreciation in a stated number of shares of Stock from the exercise price for that stock appreciation right to the Fair Market Value of the stated number of shares of Stock on the date of exercise.

(y)             “Securities Act” shall mean the Securities Act of 1933 as it may be amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

(z)              “Stock” shall mean shares of the Common Stock, par value $.10 per share, of the Corporation.

(aa)           “Stock Award” shall mean an award of shares of Stock or restricted shares of Stock granted pursuant to Section 9 hereof.

(bb)           “Subsidiary” shall mean any subsidiary (as defined in Section 425 of the Code) of the Corporation.

Section 4.  Shares of Stock Subject to the Plan.

(a)           In General.  The maximum number of shares of Stock which shall be available for the grant or issuance of Awards under the Plan (including ISOs) during its term shall not exceed 2,900,000 (plus any shares of Stock which are or become available under Section 2 hereof, which shares shall also be available for the grant or issuance of Awards under the Plan); provided, however, that no more than 800,000 shares of Stock may be used for Awards other than Options or SARs.  Such amounts shall be subject to adjustment as provided in Section 4(c) hereof.  Any shares of Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Stock, or are exchanged with the Committee’s permission for Awards not involving Stock, shall be available again for grant under the Plan.  Moreover, if the exercise price of any Award granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering shares of Stock to the Corporation (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered will be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  The shares of Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions.  For the purpose of computing the total number of shares of Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Stock, are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.

(b)           Maximum Awards Payable.  Subject to Section 4(c) hereof, and notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable (or granted, if applicable) to any one Grantee under the Plan for a calendar year is 150,000 shares of Stock;

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provided, however, that the 150,000 share limitation shall not apply to inducement grants to Grantees who are new executives or key employees that do not exceed 700,000 shares of Stock.

(c)           Adjustment Upon Changes in Capitalization.  In the event of any reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares or any other change in corporate structure which in the judgment of the Committee materially affects the value of shares, then the Committee may determine the substitutions or adjustments to the maximum number of shares available for the grant or issuance of Awards under the Plan pursuant to Section 4(a) hereof, the maximum Award payable under Section 4(b) hereof, the number and class of shares and the exercise price per share set forth in any Award theretofore granted, or any other affected terms of an Award or the Plan as the Committee, in its sole discretion and without liability to any person, deems equitable or appropriate; provided, however, that no such adjustments shall be made to any ISO without the Grantee’s consent, if such adjustment would cause such ISO to fail to qualify as such.

Section 5.  Administration of the Plan.

(a)           In General.  The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.  The Committee may act only by a majority of its members.  Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee.  The decisions of the Committee and its actions with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

(b)           Authority.  The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan.  Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to:

(i)           determine eligibility for participation in the Plan;

(ii)           select the Grantees and determine the type of Awards to be made to Grantees, the number of shares of Stock subject to Awards and the terms, conditions, restrictions and limitations of the Awards, including, but not by way of limitation, restrictions on the transferability of Awards and conditions with respect to continued employment or performance criteria;

(iii)           interpret the Plan or any Award Agreement;

(iv)           construe any ambiguous provision, correct any default, supply any omission, and reconcile any inconsistency of the Plan or an Award Agreement;

(v)           issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

(vi)           promulgate regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper;

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(vii)           to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;

(viii)           promulgate rules and regulations regarding treatment of Awards of a Grantee under the Plan in the event of such Grantee’s death, disability, retirement, termination from the Corporation or breach of agreement by the Grantee, or in the event of a Change in Control of the Corporation;

(ix)             to the extent permitted under the Plan, accelerate the vesting, exercise, or payment of an Award when such action or actions would be in the best interest of the Corporation;

(x)             subject to Section 5(d) hereof, grant Awards in replacement of Awards previously granted under the Plan or any other executive compensation plan of the Corporation;

(xi)            determine the terms and provisions of any Award Agreements entered into hereunder, including, a provision in an Award Agreement that requires, upon the occurrence of a Change in Control specified in Section 3(e)(iii) hereof, the cancellation for cash of outstanding Awards or the issuance of comparable replacement Awards granted by the successor entity in such event;

(xii)            take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; and

(xiii)          make all other determinations it deems necessary or advisable for the administration of the Plan, including factual determinations.

(c)           Delegation.  The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO or other senior members of management as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee, or other committee consisting of two or more Non-Employee Directors may select and grant Awards to Grantees who are subject to Section 16 of the Exchange Act.  The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

(d)           Repricing.  Except for adjustments pursuant to Section 4(c) hereof, the Committee shall not reprice any Options or SARs unless such action is approved by the stockholders of the Corporation.  For purposes of the Plan, the term “reprice” shall mean:  (i) the reduction, directly or indirectly, in the per-share exercise price of an outstanding Option or SAR by amendment, cancellation or substitution; (ii) any action that is treated as a repricing under United States generally accepted accounting principles; (iii) canceling an Option or SAR when its exercise price exceeds the fair market value of the underlying Stock in exchange for another Option, SAR or other equity security (unless the cancellation and exchange occurs in connection with a merger, acquisition, or similar transaction); and (iv) any other action that is treated as a repricing by the rules or regulations of any stock exchange on which the securities of the Corporation are traded.  Any amendment or repeal of this provision shall require the affirmative vote of a

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majority of shares of voting capital stock present at a stockholders meeting in person or by proxy and entitled to vote thereon.

Section 6.  Awards.

(a)           Eligibility.  Subject to Section 5 hereof, all Employees, Directors and Consultants are eligible to participate in the Plan; provided, however, only Employees are eligible to receive ISOs.  The Committee shall determine and designate from time to time those Employees, Directors and Consultants who are to be granted Awards, the nature of each Award granted and the number of shares of Stock subject to each such Award.

(b)           In General.  Awards may, at the Committee’s sole discretion, be paid in the form of Options pursuant to Section 7 hereof, SARs pursuant to Section 8 hereof, Stock Awards or Restricted Stock Units pursuant to Section 9 hereof, or a combination thereof.  Each Award shall be subject to the terms, conditions, restrictions and limitations of the Plan and the Award Agreement for such Award.  Awards under a particular Section of the Plan need not be uniform and Awards under two or more Sections may be combined into a single Award Agreement.  Any combination of Awards may be granted at one time and on more than one occasion to the same Grantee.

(c)           Foreign Jurisdictions.  With respect to Grantees who reside or work outside of the United States, the Committee may, in its sole and absolute discretion, amend the terms of the Plan or Awards with respect to such Grantees in order to conform such terms with the provisions of local law and practice or otherwise as deemed necessary or desirable by the Committee.

Section 7.  Stock Options.

(a)           In General.  Awards may be granted in the form of Options.  Options granted under the Plan may be of two types:  ISOs and NQSOs.  The Committee shall have the authority and discretion to grant to an eligible Employee either ISOs, NQSOs, or both, but shall clearly designate the nature of each Option at the time of grant.  Consultants and Directors shall only receive NQSOs.

(b)           Terms of Options.  An Option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee.  In addition to any such terms and conditions, the following terms and conditions shall apply to all Options granted under the Plan:

(i)           The exercise price per share of Stock subject to an Option shall be not less than 100% of the Fair Market Value of a share of the Stock on the date such Option is granted, except for Options granted in assumption of or substitution for outstanding awards previously granted by the Corporation or its affiliates or an entity that the Corporation acquires or with which the Corporation combines, in any case in a transaction contemplated by Section 4(c); provided, however, that the exercise price for any ISO granted to a Control Person shall not be less than 110% of such Fair Market Value.

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(ii)           The term of each Option shall be determined by the Committee, provided that no Option shall be exercisable more than ten years from the date such Option is granted, and provided further that no ISO granted to a Control Person shall be exercisable more than five years from the date of Option grant.

(iii)           Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Corporation and any Parent or Subsidiary corporation shall not exceed $100,000.

(c)           Exercise of Options.  Except as provided in Section 11 hereof, no Option granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee or Consultant.  Upon exercise, the exercise price of an Option may be paid in cash, or, to the extent permitted by the Committee, by tendering, by either actual delivery of shares or by attestation, shares of Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate.  The Committee shall establish appropriate methods for accepting Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Stock to exercise an Option.  Options awarded under the Plan may also be exercised by way of a broker-assisted stock option exercise program, if any, provided such program is available at the time of the Grantee’s exercise.  Notwithstanding the foregoing or the provision of any Award Agreement, a Grantee may not pay the exercise price of an Option using shares of Stock if, in the opinion of counsel to the Corporation, (i) the Grantee is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Grantee to a substantial risk of liability under Section 16 of the Exchange Act, or (iii) there is a substantial likelihood that the use of such form of payment would result in accounting treatment to the Corporation under generally accepted accounting principles that the Committee reasonably determines is adverse to the Corporation.

Section 8.  Stock Appreciation Rights.

(a)           In General.  Awards may be granted in the form of SARs.  SARs granted under the Plan may be of two types:  an SAR granted in tandem with all or a portion of a related Option under the Plan (“Tandem SARs”) or granted separately (“Freestanding SARs”).  A Tandem SAR may be granted either at the time of the grant of the related Option or at any time thereafter during the term of the Option.

(b)           Tandem SARs.  A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related Option is exercisable, and the “exercise price” of such a SAR (the base from which the value of the SAR is measured at its exercise) shall be the exercise price under the related Option.  However, at no time shall a Tandem SAR be issued if the exercise price of its related Option is less than the Fair Market Value of the Stock, as determined by the Committee, on the date that the Tandem SAR is granted.  If a related Option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the Option exercise.  Upon

8

exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise.  All Tandem SARs shall expire not later than ten years from the date of the grant of the SAR.

(c)           Freestanding SARs.  Freestanding SARs shall be exercisable or automatically mature in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee.  The exercise price of a Freestanding SAR shall be defined in the Award Agreement for that SAR and shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the grant of the Freestanding SAR.  All Freestanding SARs shall expire not later than ten years from the date of grant of the SAR.

(d)           Exercise of SARs.  Except as provided in Section 11 hereof, no SAR granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee or Consultant.  The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.  Unless otherwise provided in an Award Agreement, an SAR may be paid in cash, shares of Stock or any combination thereof, as determined by the Committee, in its sole and absolute discretion, at the time that the SAR is exercised.

Section 9.  Stock Awards and Restricted Stock Units

(a)           In General.  Awards may be granted in the form of Stock Awards or Restricted Stock Units.  Stock Awards and Restricted Stock Units shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.  “Restricted Stock Unit” means an Award that is valued by reference to Stock, which value may be paid to the Grantee by delivery of such property as the Committee shall determine, including, without limitation, cash or Stock, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose.

(b)           Restrictions.  The Committee may condition, restrict or limit the grant of a Stock Award or Restricted Stock Units on the achievement of enumerated performance objectives or, with respect to Stock Awards or Restricted Stock Units issued to an Employee or a Consultant, on such Employee’s or Consultant’s continued employment or service to the Corporation through a specified period of time.  The restricted period specified in respect of any Stock Award or Restricted Stock Unit shall not be less than three years, except that the Committee may (i) provide for the restricted period to terminate at any time after one year upon the attainment of performance-based objectives, and (ii) grant Stock Awards or Restricted Stock Units of up to 30,000 shares of Stock without regard to this limitation.  Furthermore, the Committee may not terminate the restrictions applicable to outstanding Stock Awards or Restricted Stock Units except in connection with a Change in Control.  The Committee may grant an unrestricted Stock Award or Restricted Stock Units only if the Committee determines that such Stock Award is made in lieu of all or a portion of salary or cash bonus of comparable value.

(c)           Rights of Holders of Restricted Stock.  During the period in which any shares of Stock received pursuant to a Stock Award are subject to any restrictions, the Committee may, in

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its sole and absolute discretion, deny the Grantee to whom such shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, limiting the right to vote such shares or the right to receive dividends on such shares.

(d)           Rights of Holders of Restricted Stock Units.  A Grantee receiving an Award of Restricted Stock Units shall not possess voting rights, nor the right to receive cash dividends with respect to such Award, unless a right to Dividend Equivalents is included in the Award Agreement for such Award of Restricted Stock Units.  If a right to Dividend Equivalents is included in the Award Agreement for an Award of Restricted Stock Units, then any Stock or any other property distributed as a dividend or otherwise with respect to the Stock underlying such Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Award of Restricted Stock Units, and may either be automatically deemed invested in additional Restricted Stock Units or held by the Company in escrow for the Grantee, and shall be paid to the Grantee at the same time as the Restricted Stock Units.  “Dividend Equivalents” means an amount credited under a Grantee’s Restricted Stock Unit, which amount is equal to the dividends paid on the Stock, if any, determined as if the Restricted Stock Unit was shares of Stock on the record date of any such dividend.”

Section 10.  Payment of Awards.

(a)           In General.  Absent a Plan or Award Agreement provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine.  In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions; provided, however, such terms, conditions, restrictions and/or limitations are not inconsistent with the Plan.

(b)           Withholding.  The Corporation shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Grantee to pay to the Corporation such tax prior to and as a condition of the making of such payment.  In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Grantee to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of shares of Stock due as a result of such Award, or by permitting the Grantee to deliver to the Corporation, shares of Stock having a Fair Market Value equal to the minimum amount of such required withholding taxes.  Notwithstanding the foregoing or the provision of any Award Agreement, a Grantee may not pay the amount of taxes required by law to be withheld using shares of Stock if, in the opinion of counsel to the Corporation, (i) the Grantee is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Grantee to a substantial risk of liability under Section 16 of the Exchange Act, or (iii) there is a substantial likelihood that the use of such form of payment would result in accounting treatment to the Corporation under generally accepted accounting principles that the Committee reasonably determines is adverse to the Corporation.

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Section 11.  Effect of Termination of Relationship with the Corporation.

(a)           Committee Rules.  The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Grantee’s Awards under the Plan in the event of such Grantee’s death, Disability, and termination.  In addition, notwithstanding the provisions of this Section 11, the terms of an Award Agreement or the rules and regulations promulgated by the Committee and in effect from time to time, the Committee shall have the right to extend the period for exercise of any Option or SAR, provided such extension does not exceed the term of such Option or SAR.

(b)           Death.  Unless otherwise decided by the Committee and provided in an Award Agreement, upon a Grantee’s death prior to the complete exercise of the Options or SARs granted to him or her under the Plan, any remaining Options or SARs may be exercised in whole or in part within one year after the date of the Grantee’s death and then only:

(i)            by the beneficiary designated by the Grantee in a writing submitted to the Corporation prior to the Grantee’s death, or in the absence of same, by the Grantee’s estate or by or on behalf of such person or persons to whom the Grantee’s rights pass under his or her will or the laws of descent and distribution,

(ii)           to the extent that the Grantee would have been entitled to exercise the Option or SAR at the date of his or her death and subject to all of the conditions on exercise imposed by the Plan and the Award Agreement, and

(iii)          prior to the expiration of the term of the Option or SAR.

(c)           Disability.  Unless otherwise decided by the Committee and provided in an Award Agreement, upon a Grantee’s Disability prior to the complete exercise of the Options or SARs granted to him or her under the Plan, any remaining Options or SARs may be exercised in whole or in part within one year after the date of the Grantee’s Disability and then only:

(i)            by the Grantee or his or her legal representative,

(ii)           to the extent that the Grantee would have been entitled to exercise the Option or SAR on the date of his or her Disability, subject to all of the conditions on exercise imposed by the Plan and the Award Agreement, and

(iii)          prior to the expiration of the term of the Option or SAR.

(d)           Other Termination.  Unless otherwise decided by the Committee and provided in an Award Agreement, the termination of a Grantee’s employment, consulting relationship or term of directorship with the Corporation for a reason other than the Grantee’s death or Disability and prior to the complete exercise of the Options or SARs granted to him or her under the Plan, any remaining Options or SARs may be exercised in whole or in part within three months after the date of the Grantee’s termination and then only:

(i)            by the Grantee or his or her legal representative,

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(ii)            to the extent that the Grantee would have been entitled to exercise the Option or SAR on the date of his or her termination, subject to all of the conditions on exercise imposed by the Plan and the Award Agreement, and

(iii)           prior to the expiration of the term of the Option or SAR.

(e)           Treatment of Intra-Corporation Transfers.  In the case of an Employee or Consultant, the transfer between the Corporation and any Subsidiary shall not be deemed to be a termination of employment or consulting relationship, and a change from the status of an Employee to a Consultant or from a Consultant to an Employee shall not be deemed to be a termination of employment or consulting relationship.

Section 12.  General Provisions.

(a)           Award Agreement.  Each Award grant shall be evidenced by a written Award Agreement containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve.  The terms and provisions of Award Agreements may vary among Grantees and among different Awards granted to the same Grantee.  Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates, with such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

(b)           No Right to Further Awards or Continued Service.  The grant of an Award in any year shall not give the Grantee any right to similar grants in future years or any right to continue such Grantee’s employment or consultant relationship with the Corporation or its Subsidiaries.  All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.

(c)           No Right, Title, or Interest in Corporation Assets.  No Grantee shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Stock, such rights are granted to the Grantee under the Plan.  To the extent any person acquires a right to receive payments from the Corporation under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation and the Grantee shall not have any rights in or against any specific assets of the Corporation.  All of the Awards granted under the Plan shall be unfunded and the Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Award.

(d)           Nonassignability.

(i)            Except as otherwise determined by the Committee or as otherwise provided in Section 12(d)(ii) hereof, no Award or other right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and an Award shall be exercisable during the Grantee’s lifetime only by the Grantee.

(ii)           The Committee shall have the discretionary authority to grant NQSOs or amend outstanding NQSOs to provide that they be transferable, subject to such terms and

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conditions as the Committee shall establish.  In addition to any such terms and conditions, the following terms and conditions shall apply to all transfers of NQSOs:

(A)           Except as otherwise permitted by the Committee, in its sole and absolute discretion, only Directors and corporate officers of the Corporation shall be permitted to transfer their NQSOs, and such individuals must be a Director or a corporate officer on the date of transfer.

(B)           Transfers shall only be permitted to:  (1) the transferor’s Immediate Family Members; (2) a trust or trusts for the exclusive benefit of the transferor’s Immediate Family Members; or (3) a family partnership or family limited partnership in which each partner is, at the time of transfer and all time subsequent thereto, either an Immediate Family Member or a trust for the exclusive benefit of one or more Immediate Family Members.

(C)           All transfers shall be made for no consideration.

(D)           Once a NQSO is transferred, any subsequent transfer of such transferred NQSO shall, notwithstanding Section 12(d)(i) hereof to the contrary, be permitted; provided, however, such subsequent transfer complies with all of the terms and conditions of this Section 12(d)(ii), with the exception of Section 12(d)(ii)(A) hereof.

(E)           In order for a transfer to be effective, the Committee’s designated transfer agent must be used to effectuate the transfer.  The costs of such transfer agent shall be borne solely by the transferor.

(F)           In order for a transfer in accordance with Section 12(d)(ii) to be effective, the transferor must agree in writing prior to the transfer on a form provided by the Corporation to pay any and all payroll and withholding taxes due upon exercise of the transferred NQSO.  In addition, prior to the exercise of the transferred NQSO by the transferee, arrangements must be made by the Grantee with the Corporation for the payment of any and all payroll and withholding taxes.

(G)           Upon transfer, a NQSO continues to be governed by and subject to the terms and conditions of the Plan.  A transferee of a NQSO is entitled to the same rights as the Grantee to whom such NQSO was originally granted, as if no transfer had taken place.  Accordingly, the rights of the transferee are subject to the terms and conditions of the original grant of the NQSO, including provisions relating to expiration date, exercisability, exercise price and forfeiture.

(H)           The Corporation shall be under no obligation to provide a transferee with any notice regarding the transferred NQSO held by the transferee upon forfeiture or any other circumstance.

(e)           Regulatory Approvals and Listings.  Notwithstanding any other provision of the Plan or Award Agreements made pursuant thereto, the Corporation shall not be required to issue

13

or deliver any certificate or certificates for shares of Stock under the Plan prior to fulfillment of all of the following conditions:

(i)            The listing, or approval for listing upon notice of issuance, of such shares on any securities exchange on which the Stock may then be traded;

(ii)            Any registration or other qualification of such shares under any state or federal law or regulation, or other qualification which the Board shall, in its absolute discretion and upon the advice of counsel, deem necessary or advisable;

(iii)           The obtaining of any other consent approval or permit from any state or federal government agency which the Board shall, in its absolute discretion and upon the advice of counsel, determine to be necessary or advisable; and

(iv)           The execution by the Grantee (or the Grantee’s legal representative) of such written representation that the Committee may in its sole discretion deem necessary or advisable to the effect that the shares then being purchased are being purchased for investment with no present intention of reselling or otherwise disposing of such shares in any manner which may result in a violation of the Securities Act and the placement upon certificates for such shares of an appropriate legend in connection therewith.

(f)           In the case of a grant of an Option to any Employee or Consultant of a Subsidiary, the Corporation may, if the Committee so directs, issue or transfer the shares covered by the Option to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the Employee or Consultant in accordance with the terms of the Plan and the Award Agreement relating to such Option.

(g)           Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.

(h)           No Guarantee of Tax Consequences.  No person connected with the Plan in any capacity, including, but not limited to, the Corporation and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, or that such tax treatment will apply to or be available to a Grantee on account of participation in the Plan.

(i)           Amendment or Termination.  The Board may, at any time and for any reason, with or without prior notice, suspend, discontinue or terminate the Plan; provided, however, that no such action shall adversely affect the rights of Grantees to Awards previously granted hereunder.  In addition, the Board may, at any time and for any reason, with or without prior notice, amend the Plan in any manner, but may not without stockholder approval, adopt any amendment which would:  (i) increase the number of shares available under the Plan; (ii) expand the types of Awards available under the Plan; (iii) expand the class of persons eligible to participate in the Plan; (iv) extend the term of the Plan; (v) be a material amendment to the Plan, including, but not limited to, a change in the method of determining the exercise price of Options issued under the

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Plan; (vi) allow for repricing of Options or SARs issued under the Plan; (vii) terminate restrictions applicable to Awards (except in connection with a Grantee’s death, Disability or termination of employment or in connection with a Change in Control); or (viii) require the vote of the stockholders if such approval is necessary or desirable in order to comply with tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the stock exchanges on which the securities of Corporation are listed.

(j)           Duration of Plan.  The Plan was approved by the Board on April 27, 2004, and became effective on June 10, 2004, upon the approval by the stockholders of the Corporation at the 2004 Annual Meeting of the Stockholders.  Awards may not be granted under the Plan after June 9, 2014, but Awards theretofore granted may extend beyond that date.

* * * * *

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ULTRALIFE CORPORATION
2000 Technology Parkway
Newark, NY 14513

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Steven M. Anderson 02 Michael D. Popielec 03 Thomas L. Saeli 04 Robert W. Shaw II 05 Ranjit C. Singh
06 Bradford T. Whitmore

The Board of Directors recommends you vote FOR the following proposals:

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000177636_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report/ Form 10-K Wrap is/are available at www.proxyvote.com .

ULTRALIFE CORPORATION
2013 Annual Meeting of Shareholders
June 4, 2013
This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Philip A. Fain and Paul D. Underberg, and each of them, as proxy for the undersigned, with full power of substitution, to vote all shares of the Common Stock of Ultralife Corporation owned by the undersigned at the Annual Meeting of Shareholders to be held on June 4, 2013 at 9:00 A.M., local time, at the Westin Virginia Beach Tower Center, 4535 Commerce Street, Virginia Beach, Virginia 23462, and at any adjournments of such meeting, on the matters listed in this proxy and described in the notice of annual meeting and proxy statement and upon such other business as may properly come before such meeting and any adjournments thereof.

This proxy is solicited on behalf of the Board of Directors of the Company and each matter to be voted on at the Annual Meeting has been proposed by the Board of Directors of the Company. This proxy will be voted as specified by the undersigned. This proxy revokes any prior proxy given by the undersigned. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, a signed proxy will be voted FOR the election of the six named nominees for director, FOR the ratification of the selection of Bonadio & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, FOR the approval of an amendment to our Amended and Restated 2004 Long-Term Incentive Plan, as amended, which does not change the total shares available but which does include an increase in the number of shares that can be issued pursuant to awards other than stock options and stock appreciation rights and an increase in the number of shares that may be awarded to an individual during a calendar year and which authorizes Restricted Stock Units, and FOR the ratification of the grants of stock awards in excess of the previous 200,000-share limitation set forth in our Amended and Restated 2004 Long-Term Incentive Plan, as amended. The undersigned acknowledges receipt with this proxy of a copy of the notice of annual meeting and proxy statement dated April 22, 2013, describing more fully the proposals set forth in this proxy.

(continued and to be signed on the reverse side)

0000177636_2 R1.0.0.51160